As filed with the Securities and Exchange Commission on April 30, 2025
Securities Act Registration No. 333-252544
Investment Company Act Reg. No. 811-23631

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 11	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 14	☐

(Check appropriate box or boxes.)

Tactical Investment Series Trust
(Exact Name of Registrant as Specified in Charter)

11726 Seven Gables Road
Cincinnati, Ohio 45249

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (513) 984-9933

Capitol Services, Inc.
108 Lakeland Ave.
Dover, Delaware 19901
(Name and Address of Agent for Service)

With Copies To:

Bo J. Howell	Keith Schmidt
FinTech Law., LLC	Tactical Fund Advisors, LLC
6224 Turpin Hills Drive	11726 Seven Gables Road
Cincinnati, Ohio 45244	Cincinnati, Ohio 45249

Approximate Date of Proposed Public Offering: Immediately following effectiveness of this post-effective amendment.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TFA Tactical Income Fund
Class I: TFAZX

Tactical Growth Allocation Fund
Class I: TFAFX

TFA Quantitative Fund
Class I: TFAQX

TFA AlphaGen Growth Fund
Class I: TFAGX

PROSPECTUS

April 30, 2025

Advised by: Tactical Fund Advisors, LLC 11726 Seven Gables Road Cincinnati, Ohio 45249 www.tfafunds.com

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference. These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has it passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

1

FUND SUMMARY: TFA Tactical Income Fund

Investment Objective:

The TFA Tactical Income Fund (the “Fund”) seeks to provide high current income relative to the Fund’s benchmark, with a secondary objective of capital preservation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%
Shareholder Services Fee (1)	0.15%
Other Expenses	1.03%
Acquired Fund Fees and Expenses (2)	0.58%
Total Annual Fund Operating Expenses	3.06%
Fee Waiver and/or Expense Reimbursement (2),(3)	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	2.72%

(1)	The Fund has implemented a Shareholder Services Plan on behalf of its I Shares that allows it to make payments of up to 0.15% to financial intermediaries and other service providers in return for shareholder servicing and maintenance of shareholder accounts.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3)	Tactical Fund Advisors, LLC (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2026, to ensure that total annual Fund operating expenses after fee waivers and reimbursements (exclusive of any front-end or contingent deferred loads, interest, borrowing expenses, shareholder service fees pursuant to a Shareholder Service Plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) will not exceed 1.99% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, provided that the recoupment payments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement may be terminated only by the Board of Trustees (the “Board”), on 60 days’ written notice to the Fund’s Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s operating expense limitation agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$275	$913	$1,576	$3,350

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 537.33%.

Principal Investment Strategies:

The Fund’s adviser, Tactical Fund Advisors, LLC (the “Adviser”), delegates the daily management of the Fund’s assets to multiple sub-advisers. The Adviser is responsible for the overall management of the Fund, overseeing the Fund’s sub-advisers and determining the amount of the Fund’s assets that each sub-adviser will manage, which will vary from time to time.

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. These securities include both debt and equity securities. Income-producing debt securities include sovereign, municipal, and corporate debt securities, and other investment companies, including exchange-traded funds (“ETFs”) that invest in such securities. Income-producing equity securities include preferred stock, dividend-paying equity securities, and other investment companies, including ETFs, that invest in such securities. The Fund may invest in debt securities or ETFs of any credit quality and with any duration, including high-yield bonds (commonly known as “junk bonds”). High yield bonds are securities that are generally rated below investment grade by the primary rating agencies (BBB- or lower by S&P and Baa3 or lower by Moody’s). The Fund normally invests at least 50% of its total assets in ETFs that invest in both domestic and foreign U.S. Dollar-denominated securities, including leveraged fixed-income ETFs. The blend of domestic versus foreign securities will change over time according to the sub-advisers’ dynamic strategies, with no pre-set limitation on the percentage balance at any one time.

The Fund’s sub-advisers invest the assets delegated to them by the Adviser as follows:

Synergy Asset Management, LLC (“Synergy”) – Synergy invests its allocation of the Fund’s assets via a portfolio management approach known as Focused Tactical Allocation. This strategy seeks to position assets to capitalize on the prevailing market factors and conditions. Diverging from the conventional Modern Portfolio Theory, the strategy is constructed upon an innovative mathematical fusion of technical and fundamental insights. The strategy is consistently monitored and rests on the foundation of diligent and continuous assessment of global markets. The rebalancing process enables the strategy to adapt to changing market conditions while maintaining a disciplined approach to asset allocation.

Heritage Capital Advisors, LLC (“Heritage”) – Heritage invests its allocation of the Fund’s assets in a diversified portfolio of global fixed income and equity securities providing global fixed income-oriented and equity exposure. Multiple allocation strategies are employed to enhance portfolio income and diversification.

The Fund expects to have a high portfolio turnover, which may result in higher transactional costs.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s direct investment in securities as well as the Fund’s indirect investments in other registered funds. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Management Risk: The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results.

Model Risk: Like all quantitative analysis, investment models carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.

Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of its holdings in U.S. and foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

●	Large Capitalization Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

●	Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

●	Credit Risk: There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.

●	High Yield Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

●	Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

●	Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Exchange-Traded Fund Risk: The Fund may invest in ETFs as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Leverage Risk: The use of leverage by the funds or ETFs in which the Fund invests, such as borrowing money to purchase securities, will cause a fund to incur additional expenses and magnify the fund's gains or losses. Investments in derivative instruments, such as futures, options, and swap agreements, have the economic effect of creating financial leverage in a fund’s portfolio because such investments may give rise to losses that exceed the amount the fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, investment exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the fund’s portfolio. Accordingly, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.

Foreign Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards generally differ from those applicable to U.S. companies.

Performance:

The Fund was reorganized on August 20, 2021, from a series of Collaborative Investment Series Trust, a Delaware statutory trust, to a series of Tactical Investment Series Trust, a Delaware statutory trust (the “Reorganization”).

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance yearly and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 974-3787 or by visiting the Fund’s website at www.tfafunds.com.

Calendar Year Returns – Class I Shares

Quarterly Returns During This Time Period
Highest:	6.26% (quarter ended December 31, 2020)
Lowest:	(12.42)% (quarter ended March 31, 2020)

Average Annual Total Returns (for periods ended December 31, 2024)	One Year	Five Years	Since Inception (June 10, 2019)
TFA Tactical Income Fund – Class I Shares
Return Before Taxes	0.78%	(0.26)%	0.57%
Return After Taxes on Distributions	(0.08)%	(1.69)%	(0.78)%
Return After Taxes on Distributions and Sale of Fund Shares	0.50%	(0.73)%	(0.04)%
Bloomberg Barclays U.S. Aggregate Bond Index(1)	1.25%	(0.33)%	0.34%
(1)	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Bloomberg Barclays U.S. Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the same of Fund shares.

Investment Adviser: Tactical Fund Advisors, LLC

Sub-Advisers:	Synergy Asset Management, LLC
Heritage Capital Advisors, LLC

Portfolio Managers: Joe Maas, Chief Investment Officer of Synergy, has served the Fund as a portfolio manager since January 1, 2020.

David Moenning, Investment Officer of Heritage, and Jeff Pietsch, Portfolio Manager of Heritage, have served the Fund as portfolio managers since December 17, 2020.

Each portfolio manager is primarily and jointly responsible for the daily management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Minimum Investment
Initial	Subsequent
$250	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: Tactical Growth Allocation Fund

Investment Objective:

The Tactical Growth Allocation Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%
Shareholder Services Fee (1)	0.15%
Other Expenses	0.96%
Acquired Fund Fees and Expenses (2)	0.50%
Total Annual Fund Operating Expenses(2)	2.91%
Fee Waiver and/or Expense Reimbursement (2),(3)	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	2.64%

(1)	The Fund has implemented a Shareholder Services Plan on behalf of its I Shares that allows it to make payments of up to 0.15% to financial intermediaries and other service providers in return for shareholder servicing and maintenance of shareholder accounts.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3)	Tactical Fund Advisors, LLC (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2026, to ensure that total annual Fund operating expenses after fee waivers and reimbursements (exclusive of any front-end or contingent deferred loads, interest, borrowing expenses, shareholder service fees pursuant to a Shareholder Service Plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) will not exceed 1.99% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, provided that the recoupment payments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement may be terminated only by the Board of Trustees (the “Board”), on 60 days’ written notice to the Fund’s Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$267	$875	$1,509	$3,214

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 288.55%.

Principal Investment Strategies:

The Fund may invest in equity securities of domestic and foreign issuers of any size, equity-related securities such as options on equity indices or index exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”) linked to the VIX (market volatility) index. Fixed income securities include corporate bonds, municipal securities, and U.S. Treasury securities. The Fund’s ETF investments include leveraged ETFs and ETFs that invest in fixed-income securities of any duration or credit quality, including high-yield bonds (commonly known as “junk bonds”). High yield bonds are securities that are generally rated below investment grade by the primary rating agencies (BBB- or lower by S&P and Baa3 or lower by Moody’s). The Fund may short shares of equity and fixed income ETFs and foreign equity securities or ETFs, including issuers from emerging market countries. The Fund considers emerging market countries to be those found in the MSCI EAFE Index.

Under normal circumstances, the Fund intends to target a long-term equity beta relative to the S&P 500® Index (the “S&P 500”) within a range of 0.80 to 0.90. Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad market index, like the S&P 500. A beta greater than 1.0 means a security moves up and down more than the movement of the index. A beta less than 1.0 means that a security moves up and down less than the movement of the stock market. The tactical nature of the Fund’s underlying investment methodology may temporarily result in wider variations depending on current market conditions.

The Fund expects to have a high portfolio turnover, which may result in higher transactional costs.

The Fund’s adviser, Tactical Fund Advisors, LLC (the “Adviser”), delegates the daily management of the Fund’s assets to multiple sub-advisers. The Adviser is responsible for the overall management of the Fund, overseeing the Fund’s sub-advisers and determining the amount of the Fund’s assets that each sub-adviser will manage, which will vary from time to time. The Fund’s sub-advisers invest the assets delegated to them by the Adviser as follows:

Synergy Asset Management, LLC (“Synergy”) – Synergy invests its allocation of the Fund’s assets primarily in a diversified portfolio of global equity securities and ETFs that seeks to outperform the S&P 500.

Heritage Capital Advisors, LLC (“Heritage”) – Heritage invests its allocation of the Fund’s assets in a diversified portfolio of global equity securities and short, intermediate, and long-term bonds.

Howard Capital Management, Inc. (“Howard”) – Howard invests its allocation of the Fund’s assets in domestic equity securities of any market capitalization, other investment companies, closed-end funds, ETFs, cash and cash equivalents and options. These investment companies invest in equity securities of companies in sectors, styles, and asset classes selected by the Adviser’s proprietary quantitative model, which indicates which investments are outperforming at any given time based on the Adviser’s proprietary strength criteria.

The Fund expects to have a high portfolio turnover which may result in higher transactional costs.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s direct investment in securities as well the Fund’s indirect investments in other registered funds. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Management Risk: The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results.

Model Risk: Like all quantitative analysis, investment models carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.

Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of its holdings in U.S. and foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

●	Large Capitalization Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

●	Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

●	Credit Risk: There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.

●	High Yield Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

●	Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested if the value of the reference index or security is below (above) the call (put) strike at maturity.

Exchange-Traded Fund Risk: The Fund may invest in ETFs as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Leverage Risk: The use of leverage by the funds or ETFs in which the Fund invests, such as borrowing money to purchase securities, will cause a fund to incur additional expenses and magnify the fund's gains or losses. Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in a fund’s portfolio because such investments may give rise to losses that exceed the amount the fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, investment exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the fund’s portfolio. Accordingly, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.

Short Position Risk: The Fund may take short positions, including in shares of an ETF. A “short” position is, in effect, similar to a sale in which the Fund sells a security it does not own but, has borrowed in anticipation that the market price of the security will decline. The Fund must replace a short security position by purchasing it at the market price at the time of replacement. Therefore, the potential loss on a “short” position is unlimited.

Exchange Traded Note Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer, credit and interest rate risks.

Foreign Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

●	Emerging Markets Risk: Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Performance:

The Fund was reorganized on August 20, 2021, from a series of Collaborative Investment Series Trust, a Delaware statutory trust, to a series of Tactical Investment Series Trust, a Delaware statutory trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies and risks are identical to the Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Fund, due to, among other things, differences in fees and expenses.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 974-3787 or by visiting the Fund’s website at www.tfafunds.com.

Calendar Year Returns – Class I Shares

Quarterly Returns During This Time Period
Highest:	11.55% (quarter ended June 30, 2020)
Lowest:	(14.85)% (quarter ended March 31, 2020)

Average Annual Total Returns (for periods ended December 31, 2024)	One Year	Five Years	Since Inception (June 10, 2019)
Tactical Growth Allocation Fund – Class I Shares
Return Before Taxes	20.19%	6.45%	6.51%
Return After Taxes on Distributions	20.19%	5.05%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	12.72%	4.60%	4.72%
Morningstar Moderately Aggressive Target Risk TR USD Index (1)	10.66%	7.02%	8.06%
Wilshire Liquid Alternative IndexSM (2)	4.44%	2.49%	2.74%
(1)	The Morningstar Moderately Aggressive Target Risk Total Return USD Index seeks approximately 80% exposure to global equity markets. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria. Investors cannot invest directly in an index.

(2)	The Wilshire Liquid Alternative IndexSM measures the collective performance of the five Wilshire Liquid Alternative strategies that make up the Wilshire Liquid Alternative Universe. The Wilshire Liquid Alternative Index (WLIQA) is designed to provide a broad measure of the liquid alternative market by combining the performance of the Wilshire Liquid Alternative Equity Hedge IndexSM (WLIQAEH), Wilshire Liquid Alternative Global Macro IndexSM (WLIQAGM), Wilshire Liquid Alternative Relative Value IndexSM (WLIQARV), Wilshire Liquid Alternative Multi-Strategy IndexSM (WLIQAMS), and Wilshire Liquid Alternative Event Driven IndexSM (WLIQAED). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

During the year, the Fund changed its primary benchmark from the Wilshire Liquid Alternative IndexSM to the Morningstar Moderately Aggressive Target Risk Total Return USD Index as it is more aligned with the Fund’s investment strategies, holdings and risk characteristics.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the same of Fund shares.

Investment Adviser: Tactical Fund Advisors, LLC

Sub-Advisers: Synergy Asset Management, LLC

Heritage Capital Advisors, LLC

Howard Capital Management, Inc.

Portfolio Managers:

Joe Maas, Chief Investment Officer of Synergy, has served Fund as a portfolio manager since January 1, 2020.

David Moenning, Investment Officer of Heritage, and Jeff Pietsch, Portfolio Manager of Heritage, have served the Fund as portfolio managers since December 17, 2020.

Vance Howard, President, CEO, Chairman of the Board and founder of Howard, has served the Fund as a portfolio manager since August 23, 2021.

Each portfolio manager is primarily and jointly responsible for the day-to-day management of the Fund

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Minimum Investment
Initial	Subsequent
$250	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: TFA Quantitative Fund

Investment Objectives:

The TFA Quantitative Fund (the “Fund”) seeks to provide capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses, excluding any brokerage fees, that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%
Shareholder Services Fee (1)	0.15%
Other Expenses	0.59%
Acquired Fund Fees and Expenses (2)	0.63%
Total Annual Fund Operating Expenses	2.67%

(1)	The Fund has implemented a Shareholder Services Plan on behalf of its I Shares that allows it to make payments of up to 0.15% to financial intermediaries and other service providers in return for shareholder servicing and maintenance of shareholder accounts.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$270	$829	$1,415	$3,003

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may adversely affect the Fund’s performance. During the fiscal year ended December 31, 2024, the Fund’s portfolio turnover was 316.03%.

Principal Investment Strategies:

The Fund’s adviser, Tactical Fund Advisors, LLC (the “Adviser”), delegates the daily management of the Fund’s assets to multiple sub-advisers. The Adviser is responsible for the overall management of the Fund, overseeing the Fund’s sub-advisers and determining the amount of the Fund’s assets that each sub-adviser will manage, which will vary from time to time.

The Fund pursues its objective by investing, under normal market conditions, in long, inverse, leveraged, and unleveraged mutual funds and exchange-traded funds (the “Underlying Funds”) focused on major global equity and fixed income indices, industry sectors, and factor styles.

The Fund may invest in inverse funds, which are funds that are designed to provide returns that are the inverse, or opposite of a specific benchmark or index. The Fund may invest in an underlying fund up to the limits permitted by the Investment Company Act of 1940 and the rules thereunder.

The Adviser delegates the daily management of the Fund’s portfolio to the Sub-Advisers, whose models generate signals based on a quantitative analysis. The Sub-Advisers use these signals to invest in the Underlying Funds. Each model’s buy, sell, or hold signals are generated by its algorithmic, rules-based system. The Sub-Advisers’ models seek to anticipate a market advance, correction, or decline. The Sub-Advisers determine the final allocations among the Underlying Funds and other assets using short-term technical analysis and momentum indicators that track recent price changes in the Underlying Funds. See Sub-Advisers and Strategies on page 32 of the prospectus for more information on each Sub-Adviser’s investment process.

In managing the Fund’s portfolio, the Fund will engage in frequent trading, resulting in a high portfolio turnover rate.

Principal Risks:

As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s direct investment in securities as well the Fund’s indirect investments in other registered funds. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Management Risk: The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results.

Model Risk: Like all quantitative analysis, investment models carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Large Capitalization Risk. The Underlying Funds invest in large-capitalization companies. Large Capitalization Companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the funds or ETFs in which the Fund invests, such as borrowing money to purchase securities, will cause a fund to incur additional expenses and magnify the fund’s gains or losses. Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in a fund’s portfolio because such investments may give rise to losses that exceed the amount the fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, investment exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the fund’s portfolio. Accordingly, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the Sub-Adviser expects the principal investments risks of such underlying funds will be similar to the risks of investing in the Fund.

●	Exchange-Traded Funds Risk. The Fund may invest in ETFs as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

●	Inverse Fund Risk. Investments in inverse funds, including ETFs, will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse funds may not perform in the manner they are designed. Inverse funds do not provide the inverse return of the target index over the life of the Fund.

●	Risk of Concentrating in Underlying Funds. At times, the Fund can concentrate in one or more underlying funds, which means it will invest more than 25% of its assets in the underlying fund. To the extent the underlying fund concentrates or focuses in investments related to a particular security, industry, group of industries, or sectors, the Fund will also concentrate or focus in those investments. In such an event, the Fund’s performance will be particularly susceptible to adverse events impacting such security, industry, group of related industries, or sector. As a result, the Fund’s investments may experience more volatility in performance.

Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●	Credit Risk: There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.

●	Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Foreign Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards generally differ from those applicable to U.S. companies.

Performance:

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance yearly and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 974-3787 or by visiting the Fund’s website at www.tfafunds.com.

Calendar Year Returns – Class I Shares

Quarterly Returns During This Time Period
Highest:	11.38% (quarter ended June 30, 2023)
Lowest:	(17.21)% (quarter ended June 30, 2022)

Average Annual Total Returns (for periods ended December 31, 2024)	One Year	Since Inception (May 18, 2020)
TFA Quantitative Fund – Class I Shares
Return Before Taxes	22.12%	8.82%
Return After Taxes on Distributions	22.12%	6.60%
Return After Taxes on Distributions and Sale of Fund Shares	13.94%	6.12%
Morningstar Aggressive Target Risk Total Return Index(1)	12.50%	12.71%
Wilshire Liquid Alternative IndexSM (2)	4.44%	3.99%
S&P 500 Total Return Index (3)	25.02%	17.86%

(1)	The Morningstar Aggressive Target Risk Total Return USD Index seeks approximately 95% exposure to global equity markets. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria. Investors cannot invest directly in an index.

(2)	The Wilshire Liquid Alternative IndexSM measures the collective performance of the five Wilshire Liquid Alternative strategies that make up the Wilshire Liquid Alternative Universe. The Wilshire Liquid Alternative Index (WLIQA) is designed to provide a broad measure of the liquid alternative market by combining the performance of the Wilshire Liquid Alternative Equity Hedge IndexSM (WLIQAEH), Wilshire Liquid Alternative Global Macro IndexSM (WLIQAGM), Wilshire Liquid Alternative Relative Value IndexSM (WLIQARV), Wilshire Liquid Alternative Multi-Strategy IndexSM (WLIQAMS), and Wilshire Liquid Alternative Event Driven IndexSM (WLIQAED). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(3)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

During the year, the Fund replaced both of its benchmarks, the Wilshire Liquid Alternative IndexSM and the S&P 500® Total Return Index, with the Morningstar Aggressive Target Risk Total Return USD Index as it is more aligned with the Fund’s investment strategies, holdings and risk characteristics.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the same of Fund shares.

Investment Adviser: Tactical Fund Advisors, LLC is the Fund’s adviser.

Sub-Advisers:	Heritage Capital Advisors, LLC
Howard Capital Management, Inc.

Portfolio Managers: Vance Howard, President, CEO, Chairman of the Board and founder of Howard, has served the Fund as a portfolio manager since January 4, 2022.

David Moenning, Investment Officer of Heritage, and Jeff Pietsch, Portfolio Manager of Heritage, have served the Fund as portfolio managers since January 4, 2022.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Minimum Investment
Initial	Subsequent
$250	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: TFA AlphaGen Growth Fund

Investment Objectives:

The TFA AlphaGen Growth Fund (the “Fund”) seeks to provide capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses, excluding any brokerage fees, that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%
Shareholder Services Fee (1)	0.15%
Other Expenses	0.73%
Acquired Fund Fees and Expenses (2)	0.34%
Total Annual Fund Operating Expenses	2.52%
Fee Waiver and/or Expense Reimbursement (2),(3)	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	2.48%

(1)	The Fund has implemented a Shareholder Services Plan on behalf of its I Shares that allows it to pay up to 0.15% to financial intermediaries and other service providers in return for shareholder servicing and account maintenance.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)	Tactical Fund Advisors, LLC (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2026, to ensure that total annual Fund operating expenses after fee waivers and reimbursements (exclusive of any front-end or contingent deferred loads, interest, borrowing expenses, shareholder service fees pursuant to a Shareholder Service Plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) will not exceed 1.99% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, provided that the recoupment payments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement may be terminated only by the Board of Trustees (the “Board”), on 60 days’ written notice to the Fund’s Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$251	$781	$1,337	$2,853

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may adversely affect the Fund’s performance During the fiscal year ended December 31, 2024, the Fund’s portfolio turnover was 431.58%.

Principal Investment Strategies:

The Fund’s adviser, Tactical Fund Advisors, LLC (the “Adviser”), has engaged Heritage Capital Advisors, LLC (the “Sub-Adviser”) to perform the daily management of the Fund’s portfolio. The Sub-Adviser seeks to achieve the Fund’s investment objective by employing an active, risk-managed, multi-strategy investment approach. The Sub-Adviser’s philosophy is that utilizing multiple, complementary strategies may enhance portfolio diversification and smooth investment returns over a full market cycle.

The Sub-Adviser employs multiple sub-strategies to manage the portfolio. Sub-strategy approaches may include:

1)	Tactical allocation strategies designed to reduce equity exposure and increase fixed-income exposure when market risk is considered elevated.

2)	Relative strength-based strategies identifying leading indices in equity and fixed income markets.

3)	Directional strategies utilizing adaptive risk management.

4)	Leadership-based equity selection strategies focused on top-rated individual stocks (as defined by the Sub-Adviser’s proprietary rating system) and sector exposures.

5)	Hedging overlay strategies.

6)	Equity selection strategies utilizing rules-based selection criteria.

In selecting securities for the Fund’s portfolio, each Sub-Adviser strategy component first determines if equity markets offer the potential for acceptable risk-adjusted returns. If so, the Fund typically invests in equity securities, including exchange-traded funds (“ETFs”), mutual funds, and individual stocks. The Fund may invest in issues of any size. If not, the Fund seeks investments that are uncorrelated with the equity market returns such as fixed-income securities, including ETFs, mutual funds, cash or cash equivalents, and other asset classes. The Fund can invest in fixed-income securities of any maturity, duration, or quality (including “junk bonds”). The Fund may short equity and fixed income securities and ETFs.

The Sub-Adviser uses a combination of discretionary, rules-based and quantitative processes to measure market risk and select securities. The Sub-Adviser uses all or parts of a multi-faceted approach in managing the Fund, including fundamental, technical, and quantitative analysis. Using its proprietary quantitative models that provide buy and sell signals, the Sub-Adviser sets the Fund’s market exposure based on a wide array of fundamental and technical factors. Fundamental factors include measures such as monetary conditions, economic growth rates and other economic indicators, inflation expectations, valuations, earnings growth rates, and dividend yield. Technical factors include measures such as price movement, momentum, breadth measures, volatility, investor sentiment, historical market cycles, mean reversion, and trading volume.

The Fund seeks equity exposure between -30% and 150% and fixed income exposure between -10% and 35%. During periods when the Fund has limited investment opportunities, it may invest in money market funds and other cash-like securities. In managing the Fund’s portfolio, the Fund may utilize enhanced and inverse ETFs, and engage in frequent trading, resulting in a high portfolio turnover rate.

The Fund’s partial hedging overlay is a quantitatively driven, structured hedging component that is designed to buffer the Fund against portfolio losses and volatility. Potential benefits include the ability to effectively manage cash, reduce costs and risk exposures, and express tactical views.

Principal Risks:

As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s direct investment in securities as well the Fund’s indirect investments in other registered funds. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Management Risk: The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results.

Model Risk: Like all quantitative analysis, investment models carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.

Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of its holdings in U.S. and foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Large Capitalization Risk. Large Capitalization Companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Exchange-Traded Fund Risk: The Fund may invest in ETFs as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

●	Enhanced and Inverse ETF Risk. Enhanced and leveraged ETFs (the “underlying funds”) are index funds that seek to amplify the returns of an index by using active management to modify the weights of holdings, securities lending, leverage, and derivatives to enhance returns. These funds are riskier than non-enhanced or leveraged ETFs because of their leverage and derivative exposure. They also have higher compounding risk and are usually meant for short-term positions.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●	Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

●	Credit Risk: There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.

●	High Yield Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

●	Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Short Position Risk: The Fund may take short positions, including in shares of an ETF. A “short” position is, in effect, similar to a sale in which the Fund sells a security it does not own but, has borrowed in anticipation that the market price of the security will decline. The Fund must replace a short security position by purchasing it at the market price at the time of replacement. Therefore, the potential loss on a “short” position is unlimited.

Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Performance:

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance yearly and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 974-3787 or by visiting the Fund’s website at www.tfafunds.com.

Calendar Year Returns – Class I Shares

Quarterly Returns During This Time Period
Highest:	8.47% (quarter ended December 31, 2023)
Lowest:	(14.59)% (quarter ended June 30, 2022)

Average Annual Total Returns (for periods ended December 31, 2024)	One Year	Since Inception (August 23, 2021)
TFA Alpha Gen Growth Fund – Class I Shares
Return Before Taxes	19.23%	3.74%
Return After Taxes on Distributions	19.23%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares	12.11%	2.83%
Morningstar Aggressive Target Risk Total Return Index(1)	12.50%	4.38%
S&P Target Risk Growth Index (2)	10.73%	2.99%
S&P 500 Total Return Index (3)	25.02%	10.12%

(1)	The Morningstar Aggressive Target Risk Total Return USD Index seeks approximately 95% exposure to global equity markets. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria. Investors cannot invest directly in an index.

(2)	The S&P Target Risk Growth Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk. Investors cannot invest directly in an index.

(3)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

During the year, the Fund changed its benchmark from the S&P Target Risk Growth Total Return Index to the Morningstar Aggressive Target Risk Total Return USD Index as it is more aligned with the Fund’s investment strategies, holdings and risk characteristics.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the same of Fund shares.

Investment Adviser: Tactical Fund Advisors, LLC is the Fund’s adviser.

Sub-Adviser: Heritage Capital Advisors, LLC is the Fund’s sub-adviser.

Portfolio Managers: David Moenning, Investment Officer of Heritage, and Jeff Pietsch, Portfolio Manager of Heritage, have served the Fund as portfolio managers since its inception.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Minimum Investment
Initial	Subsequent
$250	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The investment objectives and principal strategies of each Fund are described in this section. Each Fund’s investment objective(s) is/are a non-fundamental policy and may be changed without shareholder approval by the Board of Trustees (the “Board”) upon 60 days written notice to shareholders. If a Fund’s investment objective is changed, this prospectus will be supplemented to reflect the new investment objective. There is no guarantee that a Fund will achieve its objective. Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Funds.

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)
TFA Tactical Income Fund (the “Income Fund”)	The Fund seeks to provide high current income relative to the Fund’s benchmark, with a secondary objective of capital preservation.
Tactical Growth Allocation Fund (the “Growth Fund”)	The Fund seeks to provide capital appreciation.
TFA Quantitative Fund (the “Quantitative Fund”)	The Fund seeks to provide capital appreciation.
TFA AlphaGen Growth Fund (the “AlphaGen Fund”)	The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Adviser’s Investment Process

The Adviser selects and delegates the daily management of a Fund’s portfolio to one or more sub-advisers. The Adviser determines the various percentages of each Fund’s assets to be allocated among each of the sub-advisers and retains the ability to override a sub-adviser’s selection of securities if it believes an investment or allocation is not consistent with that Fund’s investment guidelines. The Adviser is also responsible for ongoing performance evaluation and monitoring of all sub-advisers.

While each sub-adviser is subject to the oversight of the Adviser, the Adviser will not attempt to coordinate or manage the daily investments of the sub-advisers. Each sub-adviser has discretion to invest the portion of a Fund’s assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

TFA Tactical Income Fund

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. These securities include both debt and equity securities. Income-producing debt securities include sovereign, municipal, corporate debt securities, and other investment companies, including exchange-traded funds (“ETFs”) that invest in such securities. Income-producing equity securities includes preferred stock, dividend-paying equity, and other investment companies, including ETFs, that invest in such securities. The Fund may invest in debt securities or ETFs of any credit quality and with any duration, include high-yield bonds (commonly known as “junk bonds”). High yield bonds are securities that are generally rated below investment grade by the primary rating agencies (BBB- or lower by S&P and Baa3 or lower by Moody’s)..The Fund normally invests at least 50% of its total assets in ETFs that invest in both domestic and foreign U.S. Dollar-denominated securities, including leveraged fixed-income ETFs. The blend of domestic versus foreign securities will change over time according to the sub-advisers’ dynamic strategies, with no pre-set limitation on the percentage balance at any one time.

The Fund expects to have a high portfolio turnover, which may result in higher transactional costs.

Sub-Advisers and Strategies (for the Income Fund)

Synergy Asset Management, LLC (“Synergy”) – Synergy invests its allocation of the Fund’s assets via a portfolio management approach known as Focused Tactical Allocation. This strategy seeks to position assets to capitalize on the prevailing market factors and conditions. Diverging from the conventional Modern Portfolio Theory, the strategy is constructed upon an innovative mathematical fusion of technical and fundamental insights. The strategy is consistently monitored and rests on the foundation of diligent and continuous assessment of global markets. The rebalancing process enables the strategy to adapt to changing market conditions while maintaining a disciplined approach to asset allocation.

Heritage Capital Advisors, LLC (“Heritage”) – Heritage invests its allocation of the Fund’s assets in a diversified portfolio of global fixed income and equity securities providing global fixed income-oriented and equity exposure. Multiple allocation strategies are employed to enhance portfolio income and diversification.

Tactical Growth Allocation Fund

The Fund may invest in equity securities of domestic and foreign issuers of any size, equity-related securities such as options on equity indices or index exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”) linked to the VIX (market volatility) index. Fixed income securities include corporate bonds, municipal securities, and U.S. Treasury securities. The Fund’s ETF investments include leveraged ETFs and ETFs that invest in fixed-income securities of any duration or credit quality, including high-yield bonds (commonly known as “junk bonds”). High yield bonds are securities that are generally rated below investment grade by the primary rating agencies (BBB- or lower by S&P and Baa3 or lower by Moody’s). The Fund may short shares of equity and fixed income ETFs and foreign equity securities or ETFs, including issuers from emerging market countries. The Fund considers emerging market countries to be those found in the MSCI EAFE Index.

Under normal circumstances, the Fund intends to target a long-term equity beta relative to the S&P 500® Index within a range of 0.80 to 0.90. Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad market index, like the S&P 500. A beta greater than 1.0 means a security moves up and down more than the movement of the index. A beta less than 1.0 means that a security moves up and down less than the movement of the stock market. The tactical nature of the Fund’s underlying investment methodology may temporarily result in wider variations depending on current market conditions.

The Fund expects to have a high portfolio turnover, which may result in higher transactional costs.

Sub-Advisers and Strategies (for the Growth Fund)

The Funds’ adviser, Tactical Fund Advisors, LLC (the “Adviser”), delegates the daily management of each Fund’s assets to multiple sub-advisers. The Adviser is responsible for the overall management of the Funds, overseeing the Funds’ sub-advisers and determining the amount of each Fund’s assets that each sub-adviser will manage, which will vary from time to time.

Synergy Asset Management, LLC – Synergy uses three different types of filters to identify a limited number of U.S. and foreign securities to invest in. Synergy applies a sector, a fundamental, and a hybrid filter that reduces the potential number of investments to those which would likely outperform the S&P 500 over a one-year period.

Heritage Capital Advisors, LLC – Heritage uses a multi-strategy approach that combines five to six different types of sub-strategies to determine a blend of equity investments and bonds for each Fund. Heritage invests its allocation of the Fund’s assets in a diversified portfolio of global equity securities and short, intermediate, and long-term bonds. Heritage may also invest in exchange traded funds to provide global equity and bond exposure for the Fund. The Fund’s assets allocated to Heritage may have significant investment exposure to cash or fixed income positions during unfavorable market conditions and may be fully invested when favorable conditions warrant.

Howard Capital Management, Inc. – Howard invests its allocation of the Fund’s assets in domestic equity securities of any market capitalization; other investment companies, closed-end funds, ETFs, cash and cash equivalents and options. These investment companies invest in equity securities of companies in sectors, styles, and asset classes selected by the Adviser’s proprietary quantitative model, which indicates which investments are outperforming at any given time based on the Adviser’s proprietary strength criteria.

TFA Quantitative Fund

The Fund’s adviser, Tactical Fund Advisors, LLC (the “Adviser”), delegates the daily management of the Fund’s assets to multiple sub-advisers. The Adviser is responsible for the overall management of the Fund, overseeing the Fund’s sub-advisers and determining the amount of the Fund’s assets that each sub-adviser will manage, which will vary from time to time.

The Fund pursues its objective by investing, under normal market conditions, in long, inverse, leveraged, and unleveraged mutual funds and exchange-traded funds (the “Underlying Funds”) focused on major global equity indices, industry sectors, and factor styles.

The Fund may invest in inverse funds, which are funds that are designed to provide returns that are the inverse, or opposite of a specific benchmark or index. The Fund may invest in an underlying fund up to the limits permitted by the Investment Company Act of 1940 and the rules thereunder.

The Adviser delegates the daily management of the Fund’s portfolio to the Sub-Advisers, whose models generate signals based on a quantitative analysis. The Sub-Advisers use these signals to invest in the Underlying Funds. Each model’s buy, sell, or hold signals are generated by its algorithmic, rules-based system. The Sub-Advisers’ models seek to anticipate a market advance, correction, or decline. The Sub-Advisers determine the final allocations among the Underlying Funds and other assets using short-term technical analysis and momentum indicators that track recent price changes in the Underlying Funds.

In managing the Fund’s portfolio, the Fund will engage in frequent trading, resulting in a high portfolio turnover rate.

Sub-Advisers and Strategies (for the Quantitative Fund)

Howard Capital Management, Inc. (“Howard”) – Howard invests its allocation of the Fund’s assets in mutual funds, ETFs, cash and cash equivalents. These investment companies invest in equity securities of companies of any size or sector. Howard’s proprietary quantitative model indicates which investments are outperforming at any given time based on Howard’s proprietary strength criteria.

Heritage Capital Advisors, LLC - Heritage uses a quantitative, multi-strategy approach that combines diverse sub-strategies to determine a blend of equity investments and bonds for the Fund. Heritage invests its allocation of the Fund’s assets in mutual funds and ETFs that invest in a diversified portfolio of equity and fixed income securities.

TFA AlphaGen Growth Fund

The Fund’s adviser, Tactical Fund Advisors, LLC (the “Adviser”), has engaged Heritage Capital Advisors, LLC (the “Sub-Adviser”) to perform the daily management of the Fund’s portfolio. The Sub-Adviser seeks to achieve the Fund’s investment objective by employing an active, risk-managed, multi-strategy investment approach. The Sub-Adviser’s philosophy is that utilizing multiple, complementary strategies may enhance portfolio diversification and smooth investment returns over a full market cycle.

The Sub-Adviser employs multiple sub-strategies to manage the portfolio. Sub-strategy approaches may include:

1)	Tactical allocation strategies designed to reduce equity exposure and increase fixed-income exposure when market risk is considered elevated.

2)	Relative strength-based strategies identifying leading indices in equity and fixed income markets.

3)	Directional strategies utilizing adaptive risk management.

4)	Leadership-based equity selection strategies focused on top-rated individual stocks (as defined by the Sub-Adviser’s proprietary rating system) and sector exposures.

5)	Hedging overlay strategies.

6)	Equity selection strategies utilizing rules-based selection criteria.

In selecting securities for the Fund’s portfolio, each Sub-Adviser strategy component first determines if equity markets offer the potential for acceptable risk-adjusted returns. If so, the Fund typically invests in equity securities, including exchange-traded funds (“ETFs”), mutual funds, and individual stocks. The Fund may invest in issues of any size. If not, the Fund seeks investments that are uncorrelated with the equity market returns such as fixed-income securities, including ETFs, mutual funds, cash or cash equivalents, and other asset classes. The Fund can invest in fixed-income securities of any maturity, duration, or quality (including “junk bonds”). The Fund may short equity and fixed income securities and ETFs.

The Sub-Adviser uses a combination of discretionary, rules-based and quantitative processes to measure market risk and select securities. The Sub-Adviser uses all or parts of a multi-faceted approach in managing the Fund, including fundamental, technical, and quantitative analysis. Using its proprietary quantitative models that provide buy and sell signals, the Sub-Adviser sets the Fund’s market exposure based on a wide array of fundamental and technical factors. Fundamental factors include measures such as monetary conditions, economic growth rates and other economic indicators, inflation expectations, valuations, earnings growth rates, and dividend yield. Technical factors include measures such as price movement, momentum, breadth measures, volatility, investor sentiment, historical market cycles, mean reversion, and trading volume.

The Fund seeks equity exposure between -30% and 150% and fixed income exposure between -10% and 35%. During periods when the Fund has limited investment opportunities, it may invest in money market funds and other cash-like securities. In managing the Fund’s portfolio, the Fund may utilize enhanced and inverse ETFs, and engage in frequent trading, resulting in a high portfolio turnover rate. Enhanced and leveraged ETFs are index funds that seek to amplify the returns of an index by using active management to modify the weights of holdings, securities lending, leverage, and derivatives to enhance returns.

The Fund’s partial hedging overlay is a quantitatively driven, structured hedging component that is designed to buffer the Fund against portfolio losses and volatility. Potential benefits include the ability to effectively manage cash, reduce costs and risk exposures, and express tactical views.

Information Applicable To All Funds

Temporary Defensive Investments: To respond to adverse market, economic, political, or other conditions, a Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, and U.S. Government securities. While a Fund is in a defensive position, a Fund may not achieve its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Exemptive Order: The Adviser, on behalf of itself and on behalf of the Funds, received an order from the SEC that allows the adviser to hire a sub-adviser or sub-advisers without shareholder approval (the “Order”). However, if the adviser hires a sub-adviser that is to be paid directly by a Fund rather than by the Adviser out of its compensation, shareholder approval will be required.

Portfolio Holdings Disclosure: A description of the Funds’ policies and regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”). The Funds may, from time to time, make available month-end portfolio holdings information on the website www.tfafunds.com, which may also include information about a Fund’s investments in securities and other investments. If month-end portfolio holdings information is posted to the website, the information is expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request publicly available portfolio holdings schedules at no charge by calling 1-833-974-3787. The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, a Fund’s portfolio characteristics data; currency and sector exposures; a Fund’s asset class and instrument exposures; and a Fund’s performance attribution, by posting such information on the website at www.tfafunds.com or upon reasonable request made to the Funds or the Adviser.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate its NAV; impediments to trading; the inability of the Funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Operational Risk. An investment in the Funds involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Funds. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that the Funds will not suffer losses due to operational risk.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching simulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and pose a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure investor perception that such efforts are failing could negatively affect securities markets generally, as well as result in higher interest rates, increased market volatility and reduced the value and liquidity of certain securities, including securities held by the Fund.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by the Fund may be difficult to determine and may not be fully known an extended period of time. Accordingly, regulatory actions could adversely affect the Fund.

Changing Fixed Income Market Conditions. In response to the financial crisis of 2007 and subsequent economic disruptions, the U.S. government and the Federal Reserve implemented policies aimed at stabilizing financial markets. This included keeping interest rates at historically low levels and engaging in large-scale purchases of fixed income securities, a strategy known as “Quantitative Easing.”. These policies were further extended in 2020 and 2021 to counter the economic impact of the COVID-19 pandemic.

In recent years, however, the Federal Reserve has begun to shift its policy stance due to rising inflation and a recovering economy. The Federal Reserve has initiated “tapering” by gradually reducing its purchases of fixed income securities and is expected to continue increasing interest rates in an effort to bring inflation under control. These actions could lead to higher interest rates across the financial system, which may result in increased volatility in fixed income markets.

Such changes in monetary policy, including the potential for higher borrowing costs and reduced liquidity, could negatively affect the value of fixed income investments held by the Funds. Additionally, the Funds may be more exposed to these risks if it holds derivatives tied to fixed income markets, compared to funds that do not use such instruments. While these policy changes aim to control inflation, they also introduce new uncertainties and risks to fixed income markets, which may impact a Fund’s performance and share price.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the Funds will achieve their investment objectives. The Funds’ share prices will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. The following risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Summary section of this Prospectus.

All Funds

Credit Risk. Credit Risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. A Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for a Fund.

Equity Risk. Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific period. Rights are like warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of the Adviser and Sub-Advisers. As a result, the return and net asset value of the Funds will fluctuate. Securities in the Funds’ portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some of the Funds’ holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

Exchange-Traded Fund Risk. The Funds may invest in ETFs as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Because the value of ETF shares depends on the demand in the market, the adviser or sub-adviser (as applicable) may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

Each ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When the Funds invest in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Funds’ share prices may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Funds may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser and/or Sub-Advisers believe it is in the Funds’ interest to do so. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Adviser and/or Sub-Advisers, believe that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income Securities Risk. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to a Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause a Fund’s share price to fluctuate or decline more than other types of equity investments.

Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Large Capitalization Risk. Large Capitalization Companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The ability of the Funds to meet its investment objective is directly related to a Sub-Adviser’s investment model. The models used by a Sub-Adviser to determine or guide investment decisions may not achieve the objectives of a Fund. A Sub-Adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Funds invests may prove to be incorrect and there is no guarantee that a Sub-Adviser’s investment strategy will produce the desired results. If the Sub-Advisers manage more money in the future, including money raised in this offering, such additional funds could affect their performance or trading strategies. This increases the competition for the same trades which the Funds make. There is no assurance that the Funds’ trading will generate the same results as any other accounts managed by the Sub-Advisers.

Model Risk. Like all quantitative analysis, a Sub-Adviser’s investment model carries a risk that the model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of a Sub-Adviser’s model. No assurance can be given that the Funds will be successful under all or any market conditions.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. A Fund’s portfolio turnover rate may exceed 100% annually.

Income Fund, Growth Fund, and Quantitative Fund

Foreign Risk. To the extent a Fund invest in foreign securities, a Fund could be subject to greater risks because a Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the adviser’s ability to assess such risk than if a Fund.

Leverage Risk. Investing in leveraged ETFs and mutual funds will amplify a Fund’s gains and losses. Most leveraged funds “reset” daily. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Due to the effect of compounding, the performance of leveraged funds over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. The use of leverage may also cause the Funds to have higher expenses than those of mutual funds that do not use such techniques.

Growth Fund

Emerging Markets Risk. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Exchange Traded Note Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Options Risk. A Fund may lose the entire put (call) option premium paid if the underlying security does not decrease (increase) in value at expiration. Put and call options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased put and call options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when a Fund writes the option and the date on which the Fund purchases an offsetting position. A Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when a Fund writes the option and the date on which a Fund purchases an offsetting position.

Income Fund, Growth Fund, and AlphaGen Fund

High Yield Bonds Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (the “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to the Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Growth Fund and AlphaGen Fund

Short Position Risk. If a security or other instrument sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Fund may not be able to substitute or sell the pledged collateral.

Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Income Fund

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Quantitative Fund

Inverse Fund Risk. Investing in inverse funds may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by a fund increases risk to a Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse funds may not perform in the manner they are designed.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Risk of Concentrating in Underlying Funds. At times, the Fund can concentrate in one or more underlying funds, which means it will invest more than 25% of its assets in the underlying fund. To the extent the underlying fund concentrates or focuses in investments related to a particular security, industry, group of industries, or sectors, the Fund will also concentrate or focus in those investments. In such an event, the Fund’s performance will be particularly susceptible to adverse events impacting such security, industry, group of related industries, or sector. Risks related to such investments include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of the underly company, industry, or sector. As a result, the Fund’s investments may experience more volatility in performance.

AlphaGen Fund

Enhanced and Inverse ETF Risk. Enhanced and leveraged ETFs (the “underlying funds”) are index funds that seek to amplify the returns of an index by using active management to modify the weights of holdings, securities lending, leverage, and derivatives to enhance returns. These funds are riskier than non-enhanced or leveraged ETFs because of their leverage and derivative exposure. They also have higher compounding risk. Investing in derivatives may be considered aggressive and may expose the underlying fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. The use of derivatives and leverage increases the risk of a total loss of the Fund’s investment. These underlying funds usually have a single day investment objective, and the underlying fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the underlying fund for periods longer than a single day will very likely differ in amount, and possibly even direction. Compounding affects all investments, but has a more significant impact on an enhanced or leveraged fund. The compounding effect becomes more pronounced as the reference index volatility and holding periods increase.

MANAGEMENT OF THE FUNDS

Investment Adviser

Tactical Fund Advisors, LLC, located at 11726 Seven Gables Road, Cincinnati, Ohio 45249, serves as investment adviser to the Funds. Subject to the authority of the Board, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser is responsible for selecting the Funds’ investments according to the Funds’ investment objective, policies, and restrictions. Additionally, the Adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, selection of swap or structured note counterparties, and oversight of each sub-adviser’s investments. The Adviser was established in June 2018 for the purpose of advising mutual funds. As of December 31, 2024, the Adviser had approximately $163 million in assets under management.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), each Fund pays the Adviser, on a monthly basis, an annual advisory fee of 1.30% of each Fund’s average daily net assets. During the most recent fiscal year ended December 31, 2024, the Adviser earned the following aggregate management fee as a percentage of net assets from the Funds.

Aggregate Management Fee
Income Fund	0.97%
Growth Fund	1.03%
Quantitative Fund	1.38%
AlphaGen Fund	1.25%

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2026 to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, interest, borrowing expenses, shareholder service fees pursuant to a Shareholder Service Plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) will not exceed 1.99% of each Fund’s average daily net assets.

These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees (the “Board”), on 60 days written notice to the Fund’s Adviser. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

Sub-Advisers

Synergy Asset Management, LLC, located at 13231 SE 36th Street, Suite 215, Bellevue, WA 98006 is a Washington limited liability company which provides investment services to the Income Fund and the Growth Fund and other separately managed accounts and had approximately $1.05 billion in assets under management as of December 31, 2024.

Heritage Capital Advisors, LLC, located at 19263 W 85th Bluff, Arvada, CO 80007, is a Colorado limited liability company which provides investment services to the Income Fund, the Growth Fund, the Quantitative Fund, the AlphaGen Fund, and other separately managed accounts and had approximately $670 million in assets under management as of December 31, 2024.

Howard Capital Management, Inc., located at 1145 Hembree Road, Roswell GA 30076, is a Delaware corporation which provides investment services to the Growth Fund, the Quantitative Fund, other mutual funds, exchange-traded funds, and other separately managed accounts. Howard had approximately $6.9 billion in assets under management as of December 31, 2024.

A discussion regarding the Board’s renewal of the advisory and sub-advisory agreements for each Fund is available in the Funds’ annual financial statements and additional information for the period ended December 31, 2024.

Portfolio Managers

Joe Maas

Joe Maas founded Synergy in 1997 and has served as its chief executive officer since its inception. Mr. Maas is a chartered financial analyst, a certified valuation analyst, and is accredited in business appraisal review. Mr. Maas has a Master of Science in Financial Services from American College.

David Moenning

David Moenning founded Heritage in January 2013 and has served as its investment officer since its inception. Mr. Moenning also, since 2013, has served as the managing partner of Numetrix Capital, LLC, an investing research firm. Mr. Moenning has a Bachelor of Computer Science and Economics from Northern Illinois University.

Jeff Pietsch

Jeff Pietsch has served as an investment advisor representative and a portfolio manager at Heritage since December 2020. Mr. Pietsch separately serves as managing director of Eastsound Capital Advisors, LLC, a registered investment adviser since 2011. Mr. Pietsch is a Chartered Financial Analyst charterholder. He also holds an MBA in finance from Northwestern University’s Kellogg School of Management, a JD from the Northwestern University School of Law, and a Bachelor of Science from Cornell University.

Vance Howard

Vance Howard has been the President, CEO, Chairman of the Board and founder of Howard since 1999. Prior to forming Howard, he was the President, CEO, Chairman and founder of Chartered Financial Services, Inc., an investment advisory firm. Mr. Howard holds a Bachelor degree in General Business from Sam Houston State University.

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

HOW FUND SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Valuation Time”). NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Board. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

The SEC adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. Under the rule a greater number of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5. Specifically, the Board has designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Committee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser with respect to services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the section titled Determination of Share Price in the SAI.

How to Purchase Shares

Each Fund offers Class I only, which has an initial minimum investment amount of $250. There is no investment minimum on reinvested distributions and a Fund may change investment minimums at any time. Each Fund reserves the right to waive the investment minimums. Class I shares may not be available for purchase in all states.

The Funds’ Class I shares are sold at NAV and are not subject to 12b-1 distribution fees. Additionally, the Class I shares are offered at their public offering price and are subject to a shareholder services fee of 0.15% on an annualized basis of the average daily net assets of Class I shares. The shareholder services fees are accrued and paid monthly. Over time, fees paid under this service plan will increase the cost of a Class I shareholder’s investment and may cost more than other types of sales charges. Class I shares are offered to investment and institutional clients of the Fund’s Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Funds’ service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Funds’ distributor to offer Class I shares through a no-load network or platform.

Opening an Account: Each Fund is a separate series of Tactical Investment Series Trust (the “Trust”), and you may purchase shares directly from a Fund. You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Trust to sell shares of a Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in a Fund for the first time, please call the Funds’ transfer agent at (833) 974-3787 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in a Fund should be intended as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Funds reserve the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Funds, please call (833) 974-3787.

You may buy shares on any “business day.” Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Funds are sold at NAV. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from the Trust, send the completed Shareholder Account Application and a check payable to the applicable Fund in which you are investing to the following address:

[Name of Fund]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Fairway, Kansas 66205

Purchase orders received in “proper form” by the Funds’ transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

●	Fund name and account number;

●	Account name(s) and address;

●	The dollar amount or number of shares you wish to purchase.

The Funds may limit the amount of purchases and refuse to sell to any person.

Method of Payment. All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash, credit cards and third-party checks will not be accepted. Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to Collaborative Investment Series Trust or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Funds are unable to debit your pre-designated bank account on the day of purchase, each Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Funds (or a Fund’s agent) each have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-833-974-3787 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Funds’ custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or their transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) from your bank or savings account.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

The Funds may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Funds are deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Funds’ transfer agent.

How To Redeem Shares

Redeeming Shares: You may redeem your shares on any business day. Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV. Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

●	Include the Fund name and account number;

●	Include the account name(s) and address;

●	State the dollar amount or number of shares you wish to redeem; and

●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if the mailing address of the account has been changed within 30 days of the redemption request. The Funds also may require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a Medallion signature guarantee stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (833) 974-3787 if you have questions regarding signature guarantees. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization. The Funds will not make checks payable to any person other than the shareholder(s) of record.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. A wire transfer fee of $15 will be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds normally send redemption checks by U.S. mail, but the Funds can send a redemption check by overnight delivery. A fee will be assessed for shipping. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming By Mail

You may redeem any part of your account in the Funds by mail at no charge. Your request, in proper form, should be addressed to:

[Name of Fund]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Fairway, Kansas 66205

Telephone Redemptions

You may redeem any part of your account in a Fund by calling the transfer agent at (833) 974-3787. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemptions In Kind

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by a Fund and valued under a Fund’s net asset value procedures. To the extent feasible, redemptions in kind will be paid with a pro rata allocation of a Fund’s portfolio. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at (833) 974-3787. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The Funds typically expect that it will take up to 5 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates.

Low Balances: Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require that you redeem all of your shares in a Fund upon 30 days written notice if the value of your shares in a Fund is less than $1,000 due to redemption, or such other minimum amount as a Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund also are subject to involuntary redemption if the Board determines to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Funds can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently uses several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”,

●	Rejecting or limiting specific purchase requests,

●	Rejecting purchase requests from certain investors

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, a Fund is limited in its ability to monitor the trading activity or enforce a Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gains annually. Both distributions will be reinvested in shares of a Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year each Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

TAXES

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. The Funds anticipate that distributions will be primarily taxed as ordinary income. You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Funds may produce capital gains even if they do not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION AND SERVICING OF SHARES

Distributor: Matrix 360 Distributors, LLC (the “Distributor”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, is the distributor for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Shareholder Services Plan: The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) on behalf of their Class I shares that allows each Fund to make payments to financial intermediaries and other service providers for shareholder servicing and maintenance of shareholder accounts that are held in omnibus or networked accounts or a similar arrangement with a financial intermediary. These shareholder servicing and maintenance fees may not exceed 0.15% per year of the Fund’s average daily net assets for Class I shares and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares. Retail Shares are currently not offered.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES: The distributor, its affiliates, and the Funds’ Adviser and Sub-Advisers and their affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to any Fund), provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include broker-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Certain administrative fees, such as sub-transfer agency or sub-administrative fees, may be payable by a Fund. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of a Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that a Fund receives to invest on behalf of the investor.

The Adviser does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Funds’ portfolio transactions, in consideration of sales of Fund shares.

Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding: To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at (833) 974-3787 on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies 30 days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal years ended December 31, 2022 and 2021 were audited by the Funds’ prior independent registered public accountant. The financial highlights for the fiscal year ended December 31, 2023 and 2024 were audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual financial statements, which may be obtained at no charge by calling the Funds.

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding for the year or period indicated.

TFA Tactical Income Fund – Class I Shares

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net Asset Value, Beginning of Year	$ 8.32	$ 8.59	$ 9.62	$ 10.59	$ 10.39

Investment Operations:
Net investment income (loss) * (d) (e)	0.19	0.23	0.09	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments and options written	(0.12)	(0.25)	(1.04)	0.61	0.35
Total from investment operations	0.07	(0.02)	(0.95)	0.59	0.31

Distributions:
From net investment income	(0.20)	(0.25)	(0.07)	—	(0.01)
From net realized capital gains	—	—	(0.01)	(1.56)	(0.10)
Total distributions	(0.20)	(0.25)	(0.08)	(1.56)	(0.11)

Net Asset Value, End of Year	$ 8.19	$ 8.32	$ 8.59	$ 9.62	$ 10.59

Total Return **	0.78%	(0.20)%	(9.84)%	5.71%(f)	2.99%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$ 26,505	$ 42,095	$ 37,791	$ 26,818	$ 31,535

Ratios of expenses to average net assets (e):
Before fees waived and expenses reimbursed	2.45%	2.05%	2.31%(b)	2.21%(a)(b)	2.30%(a)(b)
After fees waived and expenses reimbursed	2.11%	2.02%	1.97%(c)	1.92%(a)(c)	1.89%(a)(c)

Net investment income (loss) (d) (e)
Before fees waived and expenses reimbursed	1.99%	2.73%	0.70%	(0.47)%	(0.77)%
After fees waived and expenses reimbursed	2.33%	2.75%	1.04%	(0.18)%	(0.36)%

Portfolio turnover rate	537.33%	694.31%	730.54%	568.18%	1316.84%

*	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Adviser not waived a portion of its fees, total return would have been lower.
(a)	Expenses include 0.09% and 0.15% of administrative fees which were voluntarily waived by the predecessor administrators for the years/period ended December 31, 2021 and December 31, 2020, respectively.
(b)	Expenses before waivers (excluding interest expense of 0.00%, 0.00% and 0.01%) was 2.31%, 2.21% and 2.29% for the years ended 2022, 2021 and 2020, respectively.
(c)	Expenses after waivers (excluding interest expense of 0.00%, 0.00% and 0.01%) was 1.97%, 1.92% and 1.88% for the years ended 2022, 2021 and 2020, respectively.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income (loss) of the underlying investment companies in which the Fund invests.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Tactical Growth Allocation Fund – Class I Shares

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net Asset Value, Beginning of Year	$ 9.66	$ 8.09	$ 11.05	$ 10.69	$ 10.37

Investment Operations:
Net investment income (loss) * (d) (e)	(0.02)	0.01	(0.05)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments and options written	1.97	1.58	(2.61)	1.81(g)	0.86
Total from investment operations	1.95	1.59	(2.66)	1.72	0.81

Distributions:
From net investment income	-	(0.02)	-	-	(0.00)
From net realized capital gains	-	-	(0.30)	(1.36)	(0.49)
Total distributions	-	(0.02)	(0.30)	(1.36)	(0.49)

Net Asset Value, End of Year	$ 11.61	$ 9.66	$ 8.09	$ 11.05	$ 10.69

Total Return **	20.19%(i)	19.64%(h)	(24.07)%	16.08%(g)	7.87%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$ 35,546	$ 27,104	$ 36,705	$ 59,133	$ 50,372

Ratios of expenses to average net assets (e):
Before fees waived and expenses reimbursed	2.38%	2.36%	2.07%(a)	1.95%(a)(c)	2.18%(a)(c)
After fees waived and expenses reimbursed	2.11%	2.06%	1.96%(b)	1.91%(b)(c)(f)	1.89%(b)(c)

Net investment income (loss) (d) (e)
Before fees waived and expenses reimbursed	(0.48)%	(0.19)%	(0.63)%	(0.86)%	(0.82)%
After fees waived and expenses reimbursed	(0.21)%	0.11%	(0.52)%	(0.82)%	(0.54)%

Portfolio turnover rate	288.55%	400.62%	329.45%	381.43%	1548.86%

*	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Adviser not waived a portion of its fees, total return would have been lower.
(a)	Expenses before waivers (excluding interest and dividend expense of 0.00%, 0.00% and 0.01%) was 2.07%, 1.95% and 2.17% for years ended 2022, 2021 and 2020, respectively.
(b)	Expenses after waivers (excluding interest and dividend expense of 0.00%, 0.00% and 0.01%) was 1.96%, 1.91% and 1.88% for the years ended 2022, 2021 and 2020, respectively.
(c)	Expenses include 0.09% and 0.15% of administrative fees which were voluntarily waived by the predecessor administrators for the years/period ended December 31, 2021 and December 31, 2020, respectively.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income (loss) of the underlying investment companies in which the Fund invests.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Includes recapture of 0.05% during the year.
(g)	In 2021, 0.01% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss due to an investment not meeting the fund’s investment restrictions. Excluding these items, total return would have been 16.07%.
(h)	In 2023, 0.00% of the Fund’s total return consists of voluntary reimbursements by the adviser for a realized investment loss incurred from trade errors. Excluding these items, total return would have been 19.64%.
(i)	In 2024, 0.00% of the Fund’s total return consists of voluntary reimbursements by the adviser for a realized investment loss incurred from trade errors. Excluding these items, total return would have been 20.19%.

TFA Quantitative Fund – Class I Shares

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020 (a)
Net Asset Value, Beginning of Year/Period	$ 9.13	$ 7.41	$ 10.40	$ 11.29	$ 10.00
Investment Operations:
Net investment income loss * (d) (f)	(0.07)	(0.01)	(0.06)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	2.09	1.73	(2.55)	1.32(e)	1.92
Total from investment operations	2.02	1.72	(2.61)	1.24	1.81
Distributions:
From net investment income	-	(0.00)+	-	-	-
From net realized capital gains	-	-	(0.38)	(2.13)	(0.52)
Total distributions	-	(0.00)	(0.38)	(2.13)	(0.52)
Net Asset Value, End of Year/Period	$ 11.15	$ 9.13	$ 7.41	$ 10.40	$ 11.29
Total Return **	22.12%(i)	23.25%	(25.15)%	11.02%(e)	18.13%(c)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$ 58,527	$ 40,121	$ 30,740	$ 34,953	$ 41,414
Ratios of expenses to average net assets (f):
Before fees waived and expenses reimbursed/recouped	2.00%	2.30%	2.13%	1.96%(g)	2.06%(b) (g)
After fees waived and expenses reimbursed/recouped	2.09%	2.06%	1.98%	1.87%(g) (h)	1.91%(b) (g)
Net investment loss (d) (f)
Before fees waived and expenses reimbursed/recouped	(0.56)%	(0.36)%	(0.85)%	(0.73)%	(1.83)%(b)
After fees waived and expenses reimbursed/recouped	(0.65)%	(0.11)%	(0.71)%	(0.64)%	(1.68)%(b)
Portfolio turnover rate	316.03%	402.55%	700.74%	1238.51%	963.53%(c)

*	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Adviser not waived/recouped a portion of its fees, total return would have been lower/higher.

+	Amount calculated is less than $0.005 per share.
(a)	For the period May 18, 2020 (commencement of investment operations) through December 31, 2020.
(b)	Annualized.
(c)	Not Annualized.
(d)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income (loss) of the underlying investment companies in which the Fund invests.
(e)	In 2021, 0.35% of the fund total return consists of a voluntary reimbursement by the adviser for a realized investment loss due to an investment not meeting the fund’s investment restrictions. Excluding this item, total return would have been 10.67%.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Expenses include 0.10%, and 0.15% of administrative fees which were voluntarily waived by the predecessor administrator during the year/period ended December 31, 2021 and December 31, 2020, respectively.
(h)	Includes recapture of less than 0.005% during the year.
(i)	In 2024, 0.00% of the Fund’s total return consists of voluntary reimbursements by the adviser for a realized investment loss incurred from trade errors. Excluding these items, total return would have been 22.12%.

TFA AlphaGen Growth Fund – Class I Shares

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period Ended December 31, 2021 (a)
Net Asset Value, Beginning of Year/Period	$ 9.21	$ 7.79	$ 10.15	$ 10.00
Investment Operations:
Net investment income (loss) * (d) (e)	(0.04)	0.02	(0.03)	(0.00)+
Net realized and unrealized gain (loss) on investments, options written and securities sold short	1.81	1.42	(2.14)	0.18
Total from investment operations	1.77	1.44	(2.17)	0.18
Distributions:
From net investment income	(0.00)+	(0.02)	-	-
From net realized capital gains	-	-	(0.19)	(0.03)
Total distributions	(0.00)	(0.02)	(0.19)	(0.03)
Net Asset Value, End of Year/Period	$ 10.98	$ 9.21	$ 7.79	$ 10.15
Total Return **	19.23%(g)	18.50%	(21.36)%	1.80%(c) (f)
Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$ 42,868	$ 31,869	$ 44,482	$ 61,447
Ratios of expenses to average net assets (e):
Before fees waived and expenses reimbursed	2.15%	2.14%	1.93%	1.69%(b)
After fees waived and expenses reimbursed	2.11%	2.05%	1.93%	1.69%(b)
Net investment income (loss) (d) (e)
Before fees waived and expenses reimbursed	(0.40)%	0.12%	(0.33)%	(0.05)%(b)
After fees waived and expenses reimbursed	(0.36)%	0.21%	(0.33)%	(0.05)%(b)
Portfolio turnover rate	431.58%	538.39%	669.82%	304.56%(c)

*	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Adviser not waived a portion of its fees, total return would have been lower.
+	Amount calculated is less than $0.005 per share.
(a)	For the period August 23, 2021 (commencement of investment operations) through December 31, 2021.
(b)	Annualized.
(c)	Not Annualized.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income (loss) of the underlying investment companies in which the Fund invests.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	In 2021, 0.10% of the Fund total return consists of a voluntary reimbursement by the adviser for a realized investment loss due to an investment not meeting the fund’s investment restrictions. Excluding this item, total return would have been 1.70%.
(g)	In 2024, 0.00% of the Fund’s total return consists of voluntary reimbursements by the adviser for a realized investment loss incurred from trade errors. Excluding these items, total return would have been 19.23%.

PRIVACY NOTICE

Tactical Investment Series Trust

FACTS	WHAT DOES TACTICAL INVESTMENT SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Tactical Investment Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Tactical Investment Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-(833) 974-3787

PRIVACY NOTICE

Tactical Investment Series Trust

What we do:
How does Tactical Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Tactical Investment Series Trust collect my personal information?

We collect your personal information, for example, when you

●         open an account or deposit money

●         direct us to buy securities or direct us to sell your securities

●         seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●         sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●         affiliates from using your information to market to you.

●         sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Tactical Investment Series Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Tactical Investment Series Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Tactical Investment Series Trust isn’t jointly market.

Adviser	Tactical Fund Advisors, LLC 11726 Seven Gables Road Cincinnati, Ohio 45249
Distributor	Matrix 360 Distributors, LLC 4300 Shawnee Mission Parkway, Suite 100 Fairway, Kansas 66205
Legal Counsel	FinTech Law, LLC 6224 Turpin Hills Dr. Cincinnati, Ohio 45244
Custodian	Fifth Third Bank, N.A. 38 Fountain Square Plaza Cincinnati, Ohio 45202
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310 Philadelphia, PA 19103

Additional information about the Funds, including the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings, are included in the Funds’ SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Funds, or to make shareholder inquiries about a Fund, please call (833) 974-3787 or visit www.tfafunds.com. You may also write to:

Tactical Investment Series Trust

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Fairway, Kansas 66205

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File #811-23631

TFA Tactical Income Fund

CLASS I SHARES: TFAZX

Tactical Growth Allocation Fund

CLASS I SHARES: TFAFX

TFA Quantitative Fund

CLASS I SHARES: TFAQX

TFA AlphaGen Growth Fund

CLASS I SHARES: TFAGX

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated April 30, 2025. This SAI is incorporated by reference in its entirety into the Prospectus. The Funds’ Prospectus or Annual Report can be obtained at no charge by writing the transfer agent M3Sixty Administration, LLC, at 4300 Shawnee Mission Parkway, Fairway, Kansas 66205, or by calling (833) 974-3787.

DESCRIPTION OF THE TRUST AND FUNDS

The TFA Tactical Income Fund (the “Income Fund”), Tactical Growth Allocation Fund (the “Growth Fund”), TFA Quantitative Fund (the “Quantitative Fund”), and TFA AlphaGen Growth Fund (the “AlphaGen Fund”) (each a “Fund” and collectively the “Funds”) are each a diversified series of the Tactical Investment Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated January 13, 2021 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), each Fund listed below received all of the assets and liabilities of a corresponding series of the Collaborative Investment Series Trust, as identified below (each, a “Predecessor Fund”), as of the close of business on August 20, 2021:

Predecessor Fund	Fund
Tactical Conservative Allocation Fund	TFA Tactical Income Fund (formerly the Tactical Conservative Income Fund)
Tactical Moderate Allocation Fund	Tactical Moderate Allocation Fund*
Tactical Growth Allocation Fund	Tactical Growth Allocation Fund
TFA Quantitative Fund	TFA Quantitative Fund
TFA Multidimensional Tactical Fund	TFA Multidimensional Tactical Fund**
N/A***	TFA AlphaGen Growth Fund

* The Tactical Moderate Allocation Fund (the “Moderate Fund”) was closed in September 2022 based on significant underperformance against its benchmark and its developing competition with other Funds in the TFA family of mutual funds.

** The TFA Multidimensional Tactical Fund (the “Multidimensional Fund”) was closed in June 2022, based on the Adviser’s view that the Multidimensional Fund’s primary investment strategy was unlikely to attract additional investors.

*** The TFA AlphaGen Growth Fund commenced operations after the reorganization.

The shareholders of each Predecessor Fund received shares of the corresponding Fund with aggregate net asset values equal to the aggregate net asset value of their shares in the Predecessor Fund immediately before the Reorganization. Each Predecessor Fund has the same investment objective and a similar investment strategy and risks to those of the corresponding Fund, which did not operate before the Reorganization. For financial reporting purposes, each Predecessor Fund’s operating history before the Reorganization will be reflected in the financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes, and accordingly, the basis of the assets of each Fund reflects the historical basis of the assets of the corresponding Predecessor Fund as of the date of the Reorganization, August 20, 2021.

The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

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The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Funds are subject to involuntary redemption if the Trustees determine to liquidate the Funds. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “How Fund Shares are Priced” in the Prospectus and “Determination of Share Price” in this SAI.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her death, incapacity, resignation, or removal. Shareholders can remove a Trustee to the extent provided in the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus. Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be up to 270 days, most acceptances have maturities of 180 days or less.

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Closed-End Investment Companies

The Funds may invest assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the NYSE MKT LLC, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser and/or Sub-Advisers, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchase such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the market discount of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Funds’ investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

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Master Notes are governed by agreements between the issuer and the advisor acting as agent, for no additional fee, in its capacity as advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (the “NRSRO”). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser and/or Sub-Advisers, under guidelines established by the Board, to be of comparable quality.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser and/or Sub-Advisers consider corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody’s, or if unrated, determined by the Adviser and/or Sub-Advisers to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Funds may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser and/or Sub-Advisers may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Funds.

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Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

The Funds may purchase exchange traded funds (“ETFs”) and other closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Fixed Income Securities

Fixed income securities include bonds and securities offered on a when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Funds could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Funds’ investments in fixed income securities may fall when interest rates rise.

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Investments in high-yield bonds (aka junk bonds) are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Foreign Securities

The Funds may gain exposure to foreign securities both directly and indirectly through underlying investment companies that invest in foreign securities or by trading in domestic markets through an ADR. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchange, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

High Yield Securities

The Funds may invest in high yield securities as a non-principal investment strategy. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BBB- or lower by S&P and Baa3 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

Illiquid and Restricted Securities

The Funds may invest in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. The Funds may gain exposure to foreign securities through its investment in ADRs. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc., now known as the Financial Industry Regulatory Authority, Inc.

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Under guidelines adopted by the Board, the Funds’ Adviser and/or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser and/or Sub-Advisers will consider, as it deems appropriate under the circumstances and among other factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) dealer undertakings to make a market in the security; (v) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (vi) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser and/or Sub-Advisers will also determine that the paper (i) is not traded flat or in default as to principal and interest, and (ii) is rated in one of the two highest rating categories by at least two NRSRO or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Funds’ assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Funds may purchase indexed securities consistent with their investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

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Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds may invest in the securities of other investment companies, including ETFs, to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Funds’ investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations.

Under Section 12(d)(1) of the of the 1940 Act, the Funds may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the of 1940 Act, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser and/or Sub-Advisers acting on behalf of the Funds) must comply with the following voting restrictions: when the Funds exercise voting rights, by proxy or otherwise, with respect to investment companies owned by the Funds, the Funds will either seek instruction from the Funds’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Funds in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Funds may cause shareholders to bear duplicate fees.

In addition, the Funds are subject to the 3% Limitation unless (i) the ETF or the Funds have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Funds; and (ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. ETFs are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, can go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

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There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

The Funds may invest in ETFs and other investment companies that invest directly in equity and fixed-income securities, commodities, options, and other asset classes. By investing in ETFs and other investment companies, the Fund’s will be exposed to the risks associated with these other asset classes. Leveraged ETFs contain all the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes using derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in inverse ETFs (including leveraged inverse ETFs), the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Leveraged, inverse and leveraged inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives daily. Because of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose an Underlying SEI Fund to complete loss of its investment.

Exchange-Traded Products (“ETPs”)

The Funds may directly purchase shares of or interests in ETPs. The risks of owning interests of an ETP, such as an ETF, exchange-traded note (“ETN”), or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the value of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Underlying SEI Fund and its shareholders directly bear in connection with the Underlying SEI Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

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Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser and/or Sub-Advisers may incorrectly analyze the security, resulting in a loss to the Funds. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Funds.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

The Funds may invest in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Funds) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Funds engage will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Funds could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions. The Funds may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. To the extent the Funds enter into a repurchase agreements, the Adviser is the only authorized party to enter into such agreements.

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Reverse Repurchase Transactions

The Funds may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Funds concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Funds retain record ownership of the securities and the right to receive interest and principal payments. The Funds will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Funds assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Funds could experience both delays in repurchasing the portfolio securities and losses. The Funds will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Funds under the 1940 Act. At the time the Funds enter into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Funds’ investment restrictions) having a value equal to the repurchase price (including accrued interest). The Funds will monitor the account to ensure that the market value of the account equals the amount of the Funds’ commitments to repurchase securities. To the extent the Funds enter into a reverse repurchase transactions, the Adviser is the only authorized party to enter into such agreements.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser and/or Sub-Advisers believe rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser and/or Sub-Adviser might miscalculate their value resulting in a loss to the Funds. Another risk is the underlying common stock may not reach the Adviser’s and/or Sub-Advisers’ anticipated price within the life of the right.

Separate Trading of Registered Interest and Principal of Securities

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Funds purchase the principal portion of the STRIP, the Funds will not receive regular interest payments. Instead, they are sold at a deep discount from their face value. The Funds will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Funds may be required to liquidate other securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

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U.S. Government Securities

The Funds may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Funds’ investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Funds to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser and/or Sub-Advisers might miscalculate their value, resulting in a loss to the Funds. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s and/or Sub-Advisers’ anticipated price within the life of the warrant.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental Restrictions”), meaning they may not be changed without the affirmative vote of a majority of the outstanding shares of the Funds. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Funds mean the lesser of: (i) 67% or more of the outstanding shares of the Funds present at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented at such meeting; or (ii) more than 50% of the outstanding shares of the Funds. Other investment practices, which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation, or regulatory policy, are considered non-fundamental (“Non-Fundamental”). When implementing the Funds’ investment goals and strategies, each Fund will look through its investments in underlying investment companies. Except as discussed below, the Funds will consider the concentration of underlying investment companies when determining compliance with its own policy.

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1.           Borrowing Money. Each Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, a Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have the asset coverage required under the 1940 Act for all borrowings and repurchase commitments of the Funds. To the extent the Fund enters into borrowing agreements to include repurchase agreements and reverse repurchase transactions, the Adviser is the only authorized party to enter into such agreements.

2.           Senior Securities. The Funds will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.           Underwriting. The Funds will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.           Real Estate. The Funds will not directly purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities. The Funds will not purchase or sell commodities unless acquired because of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans. The Funds will not make loans to other persons, except: (i) by loaning portfolio securities; (ii) by engaging in repurchase agreements; or (iii) by purchasing non-publicly offered debt securities. For purposes of this limitation, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”; nor shall the term “loans” include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.           Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education), or repurchase agreements with respect thereto, or investments in registered investment companies.

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8.           Diversification. A Funds will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

The 1940 Act limits the Funds’ ability to borrow money, prohibiting the Funds from issuing senior securities, except the Funds may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT OF THE FUNDS

The Board supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board generally meets four times a year to review the progress and status of the Funds.

Board Leadership Structure

The Trust is led by Richard C. Curry, who has served as the Chairman of the Board since inception. The Board is comprised of three Trustees, none of whom is an “interested person” (as defined by the 1940 Act) (“Independent Trustees”). Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for presiding at board meetings, calling special meetings on an as-needed basis. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman together with the standing committees and the full Board, provide effective leadership that is in the best interests of the Trust and the Funds’ shareholders because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate.

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Board Risk Oversight

The Board is comprised of three Independent Trustees with a standing independent Audit Committee, Nominating and Corporate Governance Committee, and Qualified Legal Compliance Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.

The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee’s communications with the independent registered public accounting firm. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. All of the Independent Trustees serve on the Audit Committee, which met twice during the most recent fiscal year ending December 31.

The Nominating and Corporate Governance (“NCG”) Committee oversees the nomination of trustees, governance procedures, and trustee compensation. In selecting and nominating persons to serve as Independent Trustees, the Nominating Committee will not consider nominees recommended by shareholders of the Trust unless required by law. The NCG Committee operates pursuant to an NCG Committee Charter and meets periodically as necessary. All of the Independent Trustees serve on the NCG Committee, which met twice during the most recent fiscal year ending December 31.

The Qualified Legal Compliance (“QLC”) Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The QLC Committee operates pursuant to an QLC Committee Charter and meets periodically as necessary. All of the Independent Trustees serve on the QLC Committee, which did not meet during the most recent fiscal year ending December 31.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Richard Curry – Independent Trustee – Mr. Curry has over 20 years of experience in the securities industry, having previously served as a securities dealer at McDonald and Company, college professor of investments, and president and director of registered investment companies. He currently serves as an Adjunct Professor of Investments at the University of Cincinnati Lindner College of Business and is a risk management advisor at Curry Moore & Associates.

Michael Jones – Independent Trustee – Dr. Jones is a professor with over 10 years of experience in fields relevant to business and the investment industry generally. He is the Kautz-Uible Assistant Professor of Economics at the University of Cincinnati. He earned his Ph.D. in Economics at the University of Notre Dame, his MBA from the University of Cincinnati, and a BA in Mathematics and Classics and BS in Computer Science from the University of Kentucky. Prior to receiving his Ph.D., he worked as a Senior Research Analyst for the Nielsen Company and as a Senior Business Development Manager at Cincinnati Bell. Dr. Jones is also the Academic Director for the Kautz-Uible Economics Institute.

Vivek Sarin – Independent Trustee – Mr. Sarin is a business leader with 33 years of international business experience in manufacturing, supply chain development, logistics, product development and sales. He has several years of experience serving on the board of another investment company. He previously served in the public sector as a member of the Kentucky Cabinet for Economic Development. Mr. Sarin received his Bachelor of Science from Indiana University – Kelley School of Business, his Masters in Business Administration from Miami University, and a certification in Executive Leadership from Northwestern University - Kellogg School of Management.

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Each of the Independent Trustees possesses a strong understanding of the regulatory framework under which investment companies must operate. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

The following tables provide information about Board and the senior officers of the Trust. Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o M3Sixty Administration, LLC is 4300 Shawnee Mission Parkway, Fairway, Kansas 66205. Unless otherwise noted, each officer is elected annually by the Board.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Richard M. Curry Birth Year: 1939	Trustee	Indefinite/ February 2021 - present	Independent Life and Health Insurance Adviser, Curry Moore & Associates (2014 – present); Adjunct Professor of Investments, The University of Cincinnati (2005 – present)	4	None
Michael Jones Birth Year: 1982	Trustee	Indefinite/ April 2024 - present	Kautz-Uible Assistant Professor of Economics, University of Cincinnati (2023-present), Associate Professor, Educator of Economics, University of Cincinnati (2019-2023)	4	None
Vivek K. Sarin Birth Year: 1967	Trustee	Indefinite/ January 2025 - present	President, Juvo Company, LLC (2013 – present); Interim Secretary & Executive Cabinet Member, Kentucky Cabinet for Economic Development (2017 to 2019)	4	Waycross Independent Trust (2021 – present)

1 The “Fund Complex” consists of the Tactical Investment Series Trust.

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The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Keith Schmidt Birth Year: 1969	President	Since October 2023	President, Tactical Fund Advisors, LLC (2023-Present); President Horter Investment Management, LLC (2023-Present); Executive Vice-President & National Director of Advisory Services, Bancoporation, Zions Bank (2014-2023)	None
Bo J. Howell Birth Year: 1981	Secretary	Since February 2022	Managing Member, FinTech Law, LLC (2022—present); Shareholder, Strauss Troy Co., LPA (2020-2022); CEO of CCO Technology, LLC (d/b/a Joot) (2018-present); Partner, Practus LLP (2018-2020)	None
Larry Beaver Birth Year: 1969	Treasurer	Since February 2022

Head of Operations, M3Sixty Administration, LLC (2021-present); Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–2021); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Treasurer 360 Funds (2021-Present); Assistant Treasurer, 360 Funds (2017-2021); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, IDX Funds (July 2017-2021; Assistant Treasurer, WP Funds Trust (2017-2021).

None
Amy Siefer Birth Year: 1977	Chief Compliance Officer	Since August 2024	Director, PINE Advisor Solutions (2024 to Present); Vice President, Citi Fund Services (2012-2024)	None
Tim Easton Birth Year: 1968	Anti-Money Laundering Compliance Officer	Since January 2024

Head of Operations, M3Sixty Distributors, LLC (2024-Present); Head of Transfer Agency, M3Sixty Administration, LLC (2022-Present); Self Employed (2020-2022); Head of Sales, M3Sixty Administration, LLC (2019-2020)

None

1 The “Fund Complex” consists of the Tactical Investment Series Trust.

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As of December 31, 2024, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Trust
Independent Trustees
Richard Curry	TFA Tactical Income Fund	None	None
	Tactical Growth Allocation Fund	None
	TFA Quantitative Fund	None
	TFA AlphaGen Growth Fund	None
Michael Jones	TFA Tactical Income Fund	None	None
	Tactical Growth Allocation Fund	None
	TFA Quantitative Fund	None
	TFA AlphaGen Growth Fund	None
Vivek Sarin*	TFA Tactical Income Fund	None	None
	Tactical Growth Allocation Fund	None
	TFA Quantitative Fund	None
	TFA AlphaGen Growth Fund	None

*Mr. Sarin was appointed to the Board effective January 1, 2025.

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the adviser/sub-advisers will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including M3Sixty Administration, LLC. Each Trustee who is not an “interested person” receives an annual retainer of $20,000, paid quarterly, plus a fee of $2,500 per special Board meeting, special Committee meeting, any regularly scheduled quarterly Board meeting at which the approval of an advisory or sub-advisory agreement is considered, or other meeting attended.

The following table describes the compensation paid to the Trustees for the fiscal year ended December 31, 2024.

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
Independent Trustees
Peter Baden*	$7,500	None	None	$7,500
Matthew Brennan*	$35,000	None	None	$35,000
Richard Curry	$37,500	None	None	$37,500
Michael Jones*	$27,500	None	None	$27,500
Vivek Sarin*	None	None	None	None

* Mr. Baden resigned from the Board effective March 31, 2024. Mr. Brennan resigned from the Board effective December 31, 2024. Mr. Sarin was appointed to the Board effective January 1, 2025. Mr. Jones was appointed to the Board effective April 1, 2024.

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CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under 1940 Act, and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds, the Funds, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Funds, the Adviser, the Sub-Advisers and the Distributor are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Funds.

SHAREHOLDER SERVICES PLAN

The Funds have adopted a Shareholder Services Plan on behalf of each Fund’s Class I shares to pay for shareholder support services from the Fund’s assets pursuant to a shareholder services agreement in an amount not to exceed 0.15% of average daily net assets of the Fund attributable to the Class I shares. Under the plan, a Fund may pay shareholder servicing fees to shareholder servicing agents who have entered into written shareholder servicing agreements with the Fund and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Class I shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the class; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. Retail Shares are not currently offered.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of the Funds are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Adviser. As of April 2, 2025, the following shareholders owned of record or beneficially 5% or more of the Funds:

Income Fund – Class I Shares

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. INC/FBO 11500017 211 Main Street San Francisco CA 94105	99.84%

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Growth Fund – Class I Shares

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. INC/FBO 11500017 211 Main Street San Francisco CA 94105	99.75%

Quantitative Fund – Class I Shares

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. INC/FBO 11500017 211 Main Street San Francisco CA 94105	99.89%

AlphaGen Fund – Class I Shares

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. INC/FBO 11500017 211 Main Street San Francisco CA 94105	99.99%

Management Ownership

As of April 2, 2025, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares.

INVESTMENT ADVISORY SERVICES

Investment Adviser

Tactical Fund Advisors, LLC, located at 11726 Seven Gables Road, Cincinnati, Ohio 45249, is the adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the oversight of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Funds. Each Fund and Predecessor Fund paid the following advisory fees to the Adviser pursuant to the Agreement and prior investment advisory agreement, of which the Adviser waived or recouped the amounts set forth in the table below:

	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee After Waiver
TFA Tactical Income Fund
December 31, 2022	$394,232	$(102,311)	$0	$291,921
December 31, 2023	$587,072	$(10,391)	$0	$576,681
December 31, 2024	$360,856	$(93,082)	$0	$267,774
Tactical Growth Allocation Fund
December 31, 2022	$609,016	$(50,703)	$0	$558,313
December 31, 2023	$385,337	$(88,479)	$0	$296,858
December 31, 2024	$406,625	$(85,431)	$0	$321,194
TFA Quantitative Fund
December 31, 2022	$457,527	$(51,927)	$0	$405,600
December 31, 2023	$396,435	$(73,796)	$0	$322,639
December 31, 2024	$664,629	$43,506	$0	$708,135
TFA AlphaGen Growth Fund
December 31, 2022	$678,955	$0	$0	$678,955
December 31, 2023	$455,383	$(31,527)	$0	$423,856
December 31, 2024	$499,873	$(18,420)	$0	$481,453

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The Agreement continues for an initial term of two years and is renewed annually thereafter if continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Funds on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2026 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, interest, borrowing expenses, shareholder service fees pursuant to a Shareholder Service Plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, expenditures which are capitalized in accordance with generally accepted accounting principles and, other extraordinary expenses not incurred in the ordinary course of such Fund’s business) will not exceed 1.99% of each Fund’s average daily net assets (the “Expense Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from a Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. The Expense Limitation Agreement may be terminated only by the Funds’ Board, on 60 days’ written notice to the Adviser.

Sub-Advisers and Sub-Advisory Agreements

The Adviser has engaged the Sub-Advisers to serve as investment sub-advisers to the Funds pursuant to Investment Sub-Advisory Agreements (collective, the “Sub-Advisory Agreements”). The Sub-Advisers are responsible for selecting the Funds’ investments according to each Funds’ investment objectives, policies, and restrictions.

The Sub-Advisory Agreements continue in effect for two years initially and then yearly, provided it is renewed at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated without penalty at any time by the Adviser or the respective Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

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The Sub-Advisory Agreements provide that each Sub-Adviser will formulate and implement a continuous investment program for their respective Fund, in accordance with that Fund’s objectives, policies, and limitations and any investments guidelines established by the Adviser. The Sub-Advisers will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold, or exchanged by each Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisers are required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements. Pursuant to the Sub-Advisory Agreements between the Adviser and Sub-Advisers, the Sub-Advisers are entitled to receive an annual Sub-Advisory fee, which paid by the Adviser, not the Funds. Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its services, each Sub-Adviser receives a fee from the Adviser. The Sub-Adviser’s fee is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Adviser during the current month. The compensation of any officer, director, or employee of the Sub-Adviser who is rendering services to the Fund is paid by the Sub-Adviser. The Adviser paid the Sub-Advisers the following aggregated sub-advisory fees pursuant to the Sub-Advisory Agreements for each Fund and Predecessor Fund:

Aggregate Sub-Advisory Fee (for all Sub-Advisers together)
TFA Tactical Income Fund
December 31, 2022	$91,161
December 31, 2023	$136,782
December 31, 2024	$84,473
Tactical Growth Allocation Fund
December 31, 2022	$127,300
December 31, 2023	$77,750
December 31, 2024	$75,753
TFA Quantitative Fund
December 31, 2022	$105,753
December 31, 2023	$86,390
December 31, 2024	$118,050
TFA AlphaGen Growth Fund
December 31, 2022	$156,917
December 31, 2023	$108,550
December 31, 2024	$118,792

Portfolio Managers

As of December 31, 2024, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Funds:

Portfolio Manager	Account Type	Performance-Based Fees		Non-Performance-Based Fees
		Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joe Maas (Income and Growth Funds)	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$20,346,026	0	$0
	Other Accounts	0	$0	5,657	$1,032,093,604

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Portfolio Manager	Account Type	Performance-Based Fees		Non-Performance-Based Fees
		Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Moenning (All Funds)	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Jeff Pietsch (All Funds)	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	450	$167,704,000
Vance Howard (Growth Fund and Quantitative Fund)	Registered Investment Company	0	$0	7	852,000,000
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	14,684	$6,001,000,000

In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser and/or Sub-Advisers attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser and/or Sub-Advisers may recommend or cause a client to invest in a security in which another client of the Adviser and/or Sub-Advisers have an ownership position. The Adviser and/or Sub-Advisers have each adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser and/or Sub-Advisers seek to purchase or sell the same security for multiple client accounts, the Adviser and/or Sub-Advisers may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

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For services as a Portfolio Manager to the Funds, each Portfolio Manager receives a share of the respective Sub-Advisers’ profits, if any.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the most recent fiscal year ended December 31.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mr. Maas	None
Mr. Moenning	TFA AlphaGen Growth Fund - $10,001 - $50,000
Mr. Pietsch	None
Mr. Howard	None

Custodian

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as the Funds’ custodian (“Custodian”). The Custodian acts as the Funds’ depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

Prior Fund Administrator

From August 23, 2021 until February 18, 2022, Tactical Fund Services, LLC (“TFS”) served as the Funds’ administrator. TFS received an annual fee from the Trust of 0.10% of each Fund’s average daily net assets.

Fund Administrator, Fund Accountant and Transfer Agent

M3Sixty Administration, LLC (“M3Sixty”) serves as the Fund Administrator, Fund Accountant and Transfer Agent for the Funds pursuant to an agreement with the Trust, on behalf of the Funds. M3Sixty’s offices are located at 4300 Shawnee Mission Parkway, Fairway, Kansas 66205. As Transfer Agent, M3Sixty maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. From August 23, 2021 until February 18, 2022, Ultimus Fund Solutions LLC (“Ultimus”) provided the Funds with fund accounting services and served as the Funds’ transfer agent.

The Funds paid the following fund accounting and transfer agent fees for the following fiscal periods ended:

	December 31, 2022		December 31, 2023	December 31, 2024
	Paid to Ultimus	Paid to M3Sixty
TFA Tactical Income Fund	$4,128	$119,883	$145,049	$127,544
Tactical Growth Allocation Fund	$6,734	$129,545	$129,201	$130,444
TFA Quantitative Fund	$4,899	$121,168	$128,130	$150,382
TFA AlphaGen Growth Fund	$6,732	$134,451	$132,664	$137,875

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Compliance Officer

Since February 1, 2024, PINE Advisor Solutions (“PINE”) has provided compliance services to the Trust under the terms of a consulting agreement. PINE’s compliance services consist primarily of providing a chief compliance officer (“CCO”) for the Trust, reviewing and assessing the policies and procedures of the Trust and its service providers, overseeing the Trust’s services providers, conducting ongoing due diligence on such service providers, providing quarterly and annual reports to the Board regarding compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act, and performing other services customary to the role of a CCO to a registered investment company.

Independent Registered Public Accounting Firm

The firm Cohen & Company, Ltd. (“Cohen & Co”), located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, was selected as independent registered public accounting firm for the Funds for the fiscal year ending December 31, 2025. Cohen & Co will perform an annual audit of the Funds’ financial statements and provides financial and accounting services as requested. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Legal Counsel

FinTech Law, LLC, located at 6224 Turpin Hills Dr., Cincinnati, Ohio 45244, serves as the Trust’s legal counsel.

Distributor

The Trust selected Matrix 360 Distributors, LLC, located at 4300 Shawnee Mission Parkway, Fairway, Kansas 66205, as the Funds’ distributor. The Distributor serves as the principal underwriter and national distributor for the shares of the Funds pursuant to underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as broker-dealer under the Securities and Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Funds’ shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue year to year, subject to annual approval by (a) the Board or a vote of the majority of the outstanding shares, and (b) by a majority of Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Board at any time, without the payment of any penalty, by a vote of a majority of the entire Board or by a vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without any payment of any penalty, on 60 days’ written notice to the Funds’. The Underwriting Agreement will automatically terminate in the event of its assignment.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, the Adviser and/or Sub-Advisers, subject to the oversight of the Board, are responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. In placing portfolio transactions, the Adviser and/or Sub-Advisers seek the best qualitative execution for the Funds, considering such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser and/or Sub-Advisers generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser and/or Sub-Advisers are specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser and/or Sub-Advisers determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser and/or Sub-Advisers may not consider sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser and/or Sub-Advisers may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser and/or Sub-Advisers in servicing all its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser and/or Sub-Advisers in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser and/or Sub-Advisers that the review and study of the research and other information will not reduce the overall cost to the Adviser and/or Sub-Advisers of performing its duties to the Funds under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Funds and the Adviser’s and/or Sub-Advisers’ clients seek to purchase or sell the same security at or about the same time, the Adviser and/or Sub-Advisers may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Funds because of the increased volume of the transaction. If the entire blocked order is not filled, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser and/or Sub-Advisers may adjust the allocation when considering such factors as the size of the individual orders and transaction costs, the Adviser and/or Sub-Advisers believes an adjustment is reasonable. For the prior three fiscal years, the Funds paid the following brokerage commissions.

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	December 31, 2022	December 31, 2023	December 31, 2024
TFA Tactical Income Fund	$34,875	$61,890	$18,927
Tactical Growth Allocation Fund	$27,043	$19,654	$11,482
TFA Quantitative Fund	$28,414	$22,305	$21,440
TFA AlphaGen Growth Fund	$51,182	$24,631	$15,574

Portfolio Turnover

The portfolio turnover rates for the Funds are calculated by dividing the lesser of the Funds’ purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to the Funds and may result in additional tax consequences to the Funds’ Shareholders. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices dictate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Funds. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Funds have filed a Form N-CSR or Form N-PORT with the SEC. The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board, the Funds have ongoing arrangements to release portfolio holdings information daily to the Adviser, the Sub-Advisers, Transfer Agent, the Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Funds. The Adviser, the Sub-Advisers, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Funds disclose portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

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Monthly, the Funds make publicly available an updated list of the Funds’ top ten holdings, sector weightings and other Funds’ characteristics. This information is made available on the Funds’ website. The same information may also be included in printed marketing materials. The information is updated monthly and is usually available within 5 days of the month end. The Funds’ Form N-CSR and Form N-PORT will contain the Funds’ entire list of portfolio holdings as of the applicable quarter end.

The Funds, the Adviser, the Sub-Advisers, the Transfer Agent, the Fund Accountant, and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds’ shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Funds’ shareholders and those of the Adviser and/or the Sub-Advisers, or any affiliated person of the Funds or the Adviser and/or Sub-Advisers. Additionally, the Adviser and/or the Sub-Advisers, and any affiliated persons of the Adviser and/or Sub-Advisers are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, because of disclosing the Funds’ portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Funds’ Adviser, the Sub-Advisers, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Funds believe, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Funds’ portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The Funds determine the price (net asset value) of their shares at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser and/or Sub-Advisers, as applicable, believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser and/or Sub-Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser and/or Sub-Advisers, in conformity with guidelines adopted by and subject to review of the Board.

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Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser and/or Sub-Advisers believe such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser and/or Sub-Advisers decide that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser and/or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The SEC has adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. The rule became effective on September 8, 2022. Under the rule, a greater number of the Funds’ securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Committee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser with respect to services for which it receives an asset-based fee.

The Trust expects that the NYSE will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

COMPLIANCE WITH PORTFOLIO HOLDING DISCLOSURE PROCEDURES

The Funds’ Chief Compliance Officer will report periodically report to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. The Funds reserve the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Funds’ net assets at the beginning of the 90-day period) in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

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TAX CONSEQUENCES

The Funds intend to qualify under Sub-Chapter M of the Internal Revenue Code. Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, each Fund, by paying out substantially all its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. To qualify as a “regulated investment company” under Sub-Chapter M, at least 90% of a Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Sub-Chapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes. The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund. Any subsequent dividend distribution of a Fund’s earnings after taxes would still be taxable as received by shareholders.

Tax Distribution: The Funds’ distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Funds, may be subject to federal income tax payable by shareholders. All income realized by the Funds including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board. Dividends received shortly after purchase of Funds’ shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Federal Withholding: The Funds are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Funds that your Social Security or Taxpayer Identification Number provided are correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Medicare Tax: An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from each Fund and net gains from redemptions or other taxable dispositions of each Fund’s shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law considering their particular situation. Should additional series, or funds, be created by the Trustees, the Funds would be treated as a separate tax entity for federal tax purposes.

Foreign Account Tax Compliance Act: Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by each Fund and (ii) certain capital gain distributions and the proceeds arising from the sale of each Fund’s shares paid by each Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Funds fails to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

30

Tax Loss Carryforward: Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. For more information on the Funds’ tax loss carryforwards, see the most recent annual report for the fiscal year ended December 31.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser . A copy of the proxy voting policies of the Adviser are attached hereto as Appendix A. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 833-974-3787. The information also will be available on the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 833-974-3787 and will be sent within three business days of receipt of a request.

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FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2024, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part hereof. You may request a copy of the Annual and Semi-Annual Reports to shareholders at no charge by calling the Funds at 833-974-3787 or by visiting the Fund’s website www.tfafunds.com.

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APPENDIX A

Adviser Proxy Voting Policy Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Policy

Tactical Fund Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices.

Our general policy is to refrain from voting proxies because we believe the time cost of voting a proxy typically outweighs the benefits to our clients in aggregate. From time-to-time we may elect to vote proxies when we believe the benefit outweighs these costs.

The Adviser’s policy when managing accounts for investment companies is to determine how to vote proxies based on our reasonable judgment of that vote most likely to produce favorable financial results for the fund’s shareholders. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. However, the Adviser will consider both sides of each proxy issue.

Our policy and practice includes the responsibility to receive and disclose any potential conflicts of interest and maintaining relevant and required records.

Responsibility

The Designated Supervisor is responsible for implementing and monitoring the Adviser’s proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

The Adviser has adopted procedures to implement the Firm’s policy and reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Procedures for Investment Company Clients

Voting Procedures

The Adviser has engaged the services of Glass Lewis, an unaffiliated third-party proxy voting vendor. Subject to the Proxy Research and Vote Agency Services Agreement dated August 5, 2021, and subsequently renewed annually in August, Glass Lewis acts as the Adviser’s lawful agent and proxy with full power to act and vote for and on behalf of the Adviser on all corporate matters at all shareholder meetings with respect to all shares as the Adviser would be entitled to act and vote.

Voting Guidelines

A.	The Adviser has adopted the proxy voting guidelines of Glass Lewis. Glass Lewis will normally vote in support of company management on routine proposals that do not change the structure, bylaws, or operations of the issuer to the detriment of the shareholders. Traditionally these proposals include:

●	Election of auditors recommended by board of directors (unless seeking to replace because there is a dispute over policies).

●	Amend bylaws/articles of incorporation to bring in line with changes in local laws and regulations.

●	Election of members of an issuer’s board of directors, except if there is a proxy fight; date and place of annual meeting; ratification of directors’ actions on routine matters since previous annual meeting.

●	Limitation of directors’ liability, provided however, that proposals providing for the indemnification of directors and or officers shall be evaluated and voted on a case-by-case basis after evaluating applicable laws and extent of protection required.

●	Elimination of preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management’s ability to raise new capital. However, the Firm will oppose the elimination of limited preemptive rights, i.e., on proposed issues representing more than an acceptable level of total dilution.

●	Employee stock purchase plan.

●	Establish 401(k) Plan.

B.	Glass Lewis or the Firm will generally vote to oppose the following, provided the Firm’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

●	The Firm will generally vote against any proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. These sorts of proposals would include proposals relating to anti-takeover measures, such as proposals to limit the ability of shareholders to call special meetings.

Conflicts of Interest

The Adviser will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of the Adviser with the issuer of each security to determine if the Adviser or any of its Supervised Persons has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. The Adviser will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Designated Supervisor shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments;

●	A record of each vote that the Adviser casts;

●	Any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to CCO or proxy committee, if applicable.

●	A copy of each written request from a client for information on how the Adviser voted such client’s proxies, and a copy of any written response.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	Agreement and Declaration of Trust (“Trust Instrument”), dated February 22, 2021, incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A filed on April 22, 2021.

(b)	By-Laws, incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A filed on April 22, 2021.

(c)	Articles II, VI, VII, VIII and IX of the Trust Instrument, Exhibit 28(a) hereto, and Articles II, VIII and IX of the By-Laws, Exhibit 28(b) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Investment Advisory Agreement, dated July 9, 2021, between the Registrant, on behalf of the Funds, and Tactical Fund Advisors, LLC (“TFA”), incorporated by reference to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A filed on April 28, 2023.

(d)(2)	Form of Sub-Advisory Agreement, dated July 9, 2021, incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A filed on April 22, 2021.

(d)(3)	Sub-Advisory Agreement, dated July 9, 2021 between TFA and Heritage Capital Advisors, LLC, incorporated by reference to Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A filed on November 16, 2021.

(d)(4)	Sub-Advisory Agreement, dated July 9, 2021 between TFA and Synergy Asset Management, LLC, incorporated by reference to Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A filed on November 16, 2021.

(d)(5)(i)	Sub-Advisory Agreement, dated August 26, 2021, between TFA and Howard Capital Management, Inc. (“Howard”), incorporated by reference to Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A filed on November 16, 2021.

(d)(5)(ii)	Addendum to Sub-Advisory Agreement, dated January 3, 2022, between TFA and Howard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 8 to the Trust’s Registration Statement on Form N-1A filed on April 29, 2022.

(e)	Distribution Agreement, dated December 31, 2021, between the Registrant, on behalf of the Funds, and Matrix 360 Distributors, LLC, incorporated by reference to Post-Effective Amendment No. 8 to the Trust’s Registration Statement on Form N-1A filed on April 29, 2022.

(f)	Not Applicable.

(g)	Custody Agreement between the Registrant, on behalf of the Funds, and Fifth Third Bank, N.A., is filed herewith.

(h)(1)	Master Services Agreement dated December 31, 2021, between Trust and M3Sixty Administration, LLC, incorporated by reference to Post-Effective Amendment No. 8 to the Trust’s Registration Statement on Form N-1A filed on April 29, 2022.

(h)(2)	Amended Expense Limitation Agreement, dated February 28, 2022, between the Registrant, on behalf of the Funds, and Tactical Fund Advisors, LLC, incorporated by reference to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A filed on April 28, 2023.

(h)(3)	Amended Schedule A to the Expense Limitation Agreement between the Registrant, on behalf of the Funds, and Tactical Fund Advisors, LLC, filed herewith.

(h)(4)	Amended and Restated Shareholder Services Plan, dated August 21, 2023, incorporated by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A filed on April 29, 2024.

(i)(1)	Opinion and Consent of Strauss Troy Co., LPA, regarding the legality of the securities registered with respect to the Funds, incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A filed on April 22, 2021.

(i)(2)	Consent of FinTech Law, LLC, filed herewith.

(j)	Consent of Cohen & Company, Ltd., filed herewith.

(k)	Not applicable.

(l)	Initial Subscription Agreement, incorporated by reference to Post-Effective Amendment No. 8 to the Trust’s Registration Statement on Form N-1A filed on April 29, 2022.

(m)	Not applicable

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant, filed herewith.

(p)(2)	Code of Ethics for Tactical Fund Advisors, LLC, filed herewith.

(p)(3)	Code of Ethics for Matrix 360 Distributors, incorporated by reference to Post-Effective Amendment No. 8 to the Trust’s Registration Statement on Form N-1A filed on April 29, 2022.

(p)(4)	Code of Ethics for Heritage Capital Advisors, LLC, incorporated by reference to Pre-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A filed on August 27, 2021.

(p)(5)	Code of Ethics for Synergy Asset Management, LLC, filed herewith.

(p)(6)	Code of Ethics for Howard Capital Management, Inc, incorporated by reference to Pre-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A filed on August 27, 2021.

(q)	Powers of Attorney, filed herewith.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement) and administration agreements (Exhibit 28(h) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and other Connections of the Investment Advisers

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's Form ADV listed opposite such investment adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
Tactical Fund Advisors, LLC	801-81041
Heritage Capital Advisors, LLC	801-119452
Howard Capital Management, Inc.	801-69763
Synergy Asset Management, LLC	801-64132

ITEM 32.	Principal Underwriters

The principal underwriter and distributor for the Registrant is Matrix 360 Distributors, LLC. The Distributor also acts as the principal underwriter for the following other open-end investment companies: 360 Funds.

(b)	To the best of the Registrant’s knowledge, the table below provides information for each director, officer or partner of Matrix 360 Distributors, LLC, the principal underwriter of the Registrant:

Name	Position with Underwriter	Positions with Fund
Tim Easton	Head of Operations	AML Officer
John Williams	Chief Compliance Officer	None

The address of the Distributor and each of the above-named persons is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

(c)	Not Applicable.

ITEM 33.	Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940, as amended, at its principal executive offices 11726 Seven Gables Road, Cincinnati, Ohio 45249, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of

(i)	Tactical Fund Advisors, LLC, 11726 Seven Gables Road, Cincinnati, Ohio 45249 (records relating to its function as Adviser);

(ii)	Heritage Capital Advisors, LLC, 98 Wadsworth Blvd., #127-3028, Lakewood, Colorado 80226 (records relating to its function as Sub-Adviser);

(iii)	Synergy Asset Management, LLC, 13231 SE 36th Street, Suite 215, Bellevue, Washington 98006 (records relating to its function as Sub-Adviser);

(iv)	M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as Administrator, Fund Accountant, and Transfer Agent),

(v)	Matrix 360 Distributors, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as Principal Underwriter);

(vi)	Fifth Third Bank, N.A., 38 Fountain Square Plaza, MD1090X9, Cincinnati, Ohio 45202 (records relating to its function as Custodian); and

(vii)	Howard Capital Management, Inc., 1145 Hembree Road, Roswell, Georgia 30076(records relating to its function as Sub-Adviser).

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on April 30, 2025.

Tactical Investment Series Trust

By:	/s/ Keith Schmidt
Keith Schmidt, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*		April 30, 2025
Richard M. Curry, Trustee		Date

*		April 30, 2025
Vivek Sarin, Trustee		Date

*		April 30, 2025
Michael Jones, Trustee		Date

/s/ Keith Schmidt		April 30, 2025
Keith Schmidt, President and Principal Executive Officer		Date

/s/ Larry Beaver		April 30, 2025
Larry Beaver, Treasurer and Principal Financial Officer		Date

** By:	/s/ Keith Schmidt	April 30, 2025
Keith Schmidt, President and Attorney-in-Fact		Date

** Attorney-in-fact pursuant to Powers of Attorney, filed herewith.

EXHIBIT INDEX

(g)	Custody Agreement with Fifth Third Bank, N.A.
(h)(3)	Amended Schedule A to the Expense Limitation Agreement
(i)(2)	Consent of FinTech Law, LLC
(j)	Consent of Cohen & Company, Ltd.
(p)(1)	Code of Ethics of the Registrant
(p)(2)	Code of Ethics of Tactical Fund Advisors, LLC
(p)(5)	Code of Ethics of Synergy Asset Management, LLC
(q)	Powers of Attorney